As Filed with the U.S. Securities and Exchange Commission on October 28, 2011
1933 Act File No. 033-19589
1940 Act File No. 811-05447

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
__________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 60 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 62 ☒
(Check appropriate box or boxes.)
__________________
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC. (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: October 31, 2011

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 31, 2011 at 8:30 AM (Central) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 31, 2011

American Century Investments Prospectus

Disciplined Growth Fund Investor Class (ADSIX) Institutional Class (ADCIX) A Class (ADCVX) C Class (ADCCX) R Class (ADRRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.03%	0.83%	1.03%	1.03%	1.03%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.04%	0.84%	1.29%	2.04%	1.54%

2

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$106	$331	$575	$1,271
Institutional Class	$86	$269	$467	$1,037
A Class	$699	$961	$1,243	$2,041
C Class	$208	$641	$1,099	$2,366
R Class	$157	$487	$840	$1,833

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices tend to fluctuate more dramatically than the overall stock market.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(2Q 2009): 15.25%

Lowest Performance Quarter
(4Q 2008): -23.62%

As of September 30, 2011, the most
recent calendar quarter end, the
fund’s Investor Class year-to-date
return was -7.19%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	22.17%	3.73%	4.49%	09/30/2005
Return After Taxes on Distributions	22.12%	3.45%	4.22%	09/30/2005
Return After Taxes on Distributions and Sale of Fund Shares	14.48%	3.11%	3.77%	09/30/2005
Institutional Class Return Before Taxes	22.37%	3.93%	4.69%	09/30/2005
A Class1 Return Before Taxes	14.92%	2.27%	3.07%	09/30/2005
C Class Return Before Taxes	20.96%	—	-2.11%	09/28/2007
R Class Return Before Taxes	21.50%	3.22%	3.96%	09/30/2005
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	4.15%	09/30/2005

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2005.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization publicly traded U.S. companies. The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors. To measure earnings sustainability, the managers use factors such as changes in operating margins, among others.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the Russell 1000® Growth Index, without taking on significant additional risk.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund limits its purchase of debt securities to investment-grade obligations.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

6

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio manager’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.  More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Disciplined Growth	1.03%	0.83%	1.03%	1.03%	1.03%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2005. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Lynette Pang

Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since 2005. She joined American Century Investments in 1997 as an associate quantitative analyst and became a portfolio manager in 2006.  She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis.  She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subjectto this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information.  (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

10

Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

11

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

12

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

13

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of  account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

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Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period.  You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

25

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

26

Disciplined Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.27	$8.01	$11.12	$12.35	$11.59		$10.47
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.04	0.04	(0.01)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	3.57	1.27	(3.12)	(0.74)	0.83		1.20
Total From Investment Operations	3.61	1.31	(3.08)	(0.75)	0.81		1.18
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.03)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.05)		(0.06)
Total Distributions	(0.03)	(0.05)	(0.03)	(0.48)	(0.05)		(0.06)
Net Asset Value, End of Period	$12.85	$9.27	$8.01	$11.12	$12.35		$11.59

Total Return(3)	39.00%	16.35%	(27.63)%	(6.38)%	7.00%		11.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.04%	1.05%	1.05%	1.03%	1.02	%(4)	1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.46%	0.44%	(0.07)%	(0.29	)%(4)	(0.21)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$31,450	$12,787	$10,440	$16,093	$22,775		$16,709

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

27

Disciplined Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.30	$8.03	$11.15	$12.36	$11.62		$10.47
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.06	0.05	0.01	—	(3)	— (3)
Net Realized and Unrealized Gain (Loss)	3.59	1.28	(3.12)	(0.74)	0.81		1.21
Total From Investment Operations	3.65	1.34	(3.07)	(0.73)	0.81		1.21
Distributions
From Net Investment Income	(0.06)	(0.07)	(0.05)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.07)		(0.06)
Total Distributions	(0.06)	(0.07)	(0.05)	(0.48)	(0.07)		(0.06)
Net Asset Value, End of Period	$12.89	$9.30	$8.03	$11.15	$12.36		$11.62

Total Return(4)	39.26%	16.67%	(27.50)%	(6.22)%	7.02%		11.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.84%	0.85%	0.85%	0.83%	0.82	%(5)	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.66%	0.64%	0.13%	(0.09	)%(5)	(0.01)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$3,097	$2,152	$2,265	$4,194	$6,918		$3,940

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

28

Disciplined Growth Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.23	$7.98	$11.07	$12.33	$11.56		$10.46
Income From Investment Operations
Net Investment Income (Loss)(3)	0.02	0.02	0.02	(0.04)	(0.03)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.55	1.26	(3.09)	(0.74)	0.82		1.21
Total From Investment Operations	3.57	1.28	(3.07)	(0.78)	0.79		1.16
Distributions
From Net Investment Income	— (4)	(0.03)	(0.02)	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.02)		(0.06)
Total Distributions	— (4)	(0.03)	(0.02)	(0.48)	(0.02)		(0.06)
Net Asset Value, End of Period	$12.80	$9.23	$7.98	$11.07	$12.33		$11.56

Total Return(5)	38.71%	16.00%	(27.76)%	(6.65)%	6.84%		11.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.29%	1.30%	1.30%	1.28%	1.27	%(6)	1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.21%	0.19%	(0.32)%	(0.54	)%(6)	(0.46)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$3,026	$661	$408	$571	$1,248		$701

1	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.
4	Per-share amount was less than $0.005.
5	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
6	Annualized.

29

Disciplined Growth Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.11	$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.07)	(0.05)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	3.49	1.25	(3.09)	(1.32)
Total From Investment Operations	3.42	1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	—	—	(0.48)
Net Asset Value, End of Period	$12.53	$9.11	$7.91	$11.04

Total Return(3)	37.54%	15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.04%	2.05%	2.05%	2.03	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63)%	(0.54)%	(0.56)%	(1.01	)%(4)
Portfolio Turnover Rate	117%	84%	98%	134	%(5)
Net Assets, End of Period (in thousands)	$167	$41	$54	$22

1	September 28, 2007 (commencement of sale) through June 30, 2008.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.
5	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

30

Disciplined Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.17	$7.92	$11.00	$12.28	$11.53		$10.46
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	— (3)	— (3)	(0.07)	(0.05)		(0.08)
Net Realized and Unrealized Gain (Loss)	3.52	1.25	(3.08)	(0.73)	0.82		1.21
Total From Investment Operations	3.51	1.25	(3.08)	(0.80)	0.77		1.13
Distributions
From Net Investment Income	—	— (3)	—	—	—		—
From Net Realized Gains	—	—	—	(0.48)	(0.02)		(0.06)
Total Distributions	—	— (3)	—	(0.48)	(0.02)		(0.06)
Net Asset Value, End of Period	$12.68	$9.17	$7.92	$11.00	$12.28		$11.53

Total Return(4)	38.28%	15.82%	(28.00)%	(6.84)%	6.68%		10.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.54%	1.55%	1.55%	1.53%	1.52	%(5)	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	(0.04)%	(0.06)%	(0.57)%	(0.79	)%(5)	(0.71)%
Portfolio Turnover Rate	117%	84%	98%	134%	78%		124%
Net Assets, End of Period (in thousands)	$493	$264	$417	$576	$619		$580

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Disciplined Growth Fund
Investor Class	157	N/A
Institutional Class	357	N/A
A Class	757	N/A
C Class	657	N/A
R Class	257	N/A
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72427  1110

October 31, 2011

American Century Investments Prospectus

Equity Growth Fund Investor Class (BEQGX) Institutional Class (AMEIX) A Class (BEQAX) C Class (AEYCX) R Class (AEYRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	7
Investing Directly with American Century Investments	9
Investing Through a Financial Intermediary	11
Additional Policies Affecting Your Investment	16
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24
Financial Highlights	25

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth by investing in common stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 11 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.68%	0.48%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.69%	0.49%	0.94%	1.69%	1.19%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$71	$221	$385	$859
Institutional Class	$50	$157	$275	$617
A Class	$666	$858	$1,066	$1,663
C Class	$172	$533	$919	$1,996
R Class	$122	$378	$655	$1,443

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

Under normal market conditions, at least 80% of the fund’s assets will be invested in equity securities.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Style Risk — If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation — The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Annual Total Returns

Highest Performance Quarter
(2Q 2003): 15.14%

Lowest Performance Quarter
(4Q 2008): -21.63%

As of September 30, 2011, the
most recent calendar quarter
end, the fund’s Investor Class
year-to-date return was -7.62%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.90%	1.22%	1.84%	—	05/09/1991
Return After Taxes on Distributions	14.72%	0.65%	1.44%	—	05/09/1991
Return After Taxes on Distributions and Sale of Fund Shares	9.92%	1.00%	1.51%	—	05/09/1991
Institutional Class Return Before Taxes	15.12%	1.42%	2.04%	—	01/02/1998
A Class1 Return Before Taxes	7.99%	-0.22%	0.98%	—	10/09/1997
C Class Return Before Taxes	13.72%	0.21%	—	1.68%	07/18/2001
R Class Return Before Taxes	14.33%	0.72%	—	0.87%	07/29/2005
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	—	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997.
Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2005.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth by investing in common stocks.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization, publicly-traded U.S. companies.  The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the S&P 500® Index, without taking on significant additional risk. The portfolio managers do not consider dividend yield when building the fund’s portfolio.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they will invest at least 80% of the fund’s assets in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Equity Growth	0.68%	0.48%	0.68%	0.68%	0.68%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2005 as a quantitative analyst.  She became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

12

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

14

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period.  You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

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Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

25

Equity Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.20	$15.32	$21.84	$26.91	$25.64		$23.37
Income From Investment Operations
Net Investment Income (Loss)(2)	0.26	0.21	0.27	0.25	0.11		0.22
Net Realized and Unrealized Gain (Loss)	5.16	1.87	(6.45)	(3.36)	1.55		3.07
Total From Investment Operations	5.42	2.08	(6.18)	(3.11)	1.66		3.29
Distributions
From Net Investment Income	(0.25)	(0.20)	(0.34)	(0.18)	(0.11)		(0.23)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.25)	(0.20)	(0.34)	(1.96)	(0.39)		(1.02)
Net Asset Value, End of Period	$22.37	$17.20	$15.32	$21.84	$26.91		$25.64

Total Return(3)	31.66%	13.47%	(28.37)%	(12.12)%	6.52%		14.14%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.67%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.28%	1.14%	1.66%	1.01%	0.82	%(4)	0.92%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$1,615,829	$1,371,992	$1,339,582	$2,046,107	$2,675,773		$2,488,267

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

26

Equity Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.21	$15.33	$21.86	$26.92	$25.65		$23.38
Income From Investment Operations
Net Investment Income (Loss)(2)	0.30	0.24	0.31	0.29	0.13		0.27
Net Realized and Unrealized Gain (Loss)	5.17	1.87	(6.46)	(3.35)	1.55		3.07
Total From Investment Operations	5.47	2.11	(6.15)	(3.06)	1.68		3.34
Distributions
From Net Investment Income	(0.30)	(0.23)	(0.38)	(0.22)	(0.13)		(0.28)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.30)	(0.23)	(0.38)	(2.00)	(0.41)		(1.07)
Net Asset Value, End of Period	$22.38	$17.21	$15.33	$21.86	$26.92		$25.65

Total Return(3)	31.91%	13.69%	(28.21)%	(11.95)%	6.61%		14.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.50%	0.50%	0.47%	0.47	%(4)	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	1.34%	1.86%	1.21%	1.02	%(4)	1.12%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$200,191	$203,860	$168,092	$443,647	$529,324		$472,199

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

27

Equity Growth Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.19	$15.31	$21.81	$26.89	$25.62		$23.35
Income From Investment Operations
Net Investment Income (Loss)(3)	0.20	0.16	0.23	0.18	0.07		0.16
Net Realized and Unrealized Gain (Loss)	5.16	1.87	(6.44)	(3.34)	1.56		3.07
Total From Investment Operations	5.36	2.03	(6.21)	(3.16)	1.63		3.23
Distributions
From Net Investment Income	(0.20)	(0.15)	(0.29)	(0.14)	(0.08)		(0.17)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.20)	(0.15)	(0.29)	(1.92)	(0.36)		(0.96)
Net Asset Value, End of Period	$22.35	$17.19	$15.31	$21.81	$26.89		$25.62

Total Return(4)	31.30%	13.20%	(28.54)%	(12.33)%	6.40%		13.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.95%	0.95%	0.92%	0.92	%(5)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03%	0.89%	1.41%	0.76%	0.57	%(5)	0.67%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$182,195	$237,076	$226,830	$336,939	$479,540		$417,950

1	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Annualized.

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Equity Growth Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.08	$15.22	$21.64	$26.76	$25.51		$23.28
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.03	0.11	— (3)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	5.12	1.85	(6.40)	(3.33)	1.55		3.04
Total From Investment Operations	5.18	1.88	(6.29)	(3.33)	1.53		3.02
Distributions
From Net Investment Income	(0.05)	(0.02)	(0.13)	(0.01)	—		— (3)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.05)	(0.02)	(0.13)	(1.79)	(0.28)		(0.79)
Net Asset Value, End of Period	$22.21	$17.08	$15.22	$21.64	$26.76		$25.51

Total Return(4)	30.34%	12.33%	(29.06)%	(13.01)%	5.99%		13.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.67%	1.67	%(5)	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%	0.14%	0.66%	0.01%	(0.18	)%(5)	(0.08)%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$6,611	$5,536	$5,108	$7,634	$12,852		$10,276

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Annualized.

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Equity Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.20	$15.32	$21.81	$26.91	$25.64		$23.37
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.12	0.18	0.13	0.04		0.14
Net Realized and Unrealized Gain (Loss)	5.15	1.87	(6.43)	(3.36)	1.56		3.03
Total From Investment Operations	5.31	1.99	(6.25)	(3.23)	1.60		3.17
Distributions
From Net Investment Income	(0.15)	(0.11)	(0.24)	(0.09)	(0.05)		(0.11)
From Net Realized Gains	—	—	—	(1.78)	(0.28)		(0.79)
Total Distributions	(0.15)	(0.11)	(0.24)	(1.87)	(0.33)		(0.90)
Net Asset Value, End of Period	$22.36	$17.20	$15.32	$21.81	$26.91		$25.64

Total Return(3)	30.95%	12.91%	(28.71)%	(12.56)%	6.27%		13.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.17%	1.17	%(4)	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	0.64%	1.16%	0.51%	0.32	%(4)	0.42%
Portfolio Turnover Rate	74%	64%	107%	105%	52%		102%
Net Assets, End of Period (in thousands)	$5,189	$3,770	$1,764	$752	$962		$741

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

30

Notes

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Equity Growth Fund
Investor Class	982	EqGro
Institutional Class	312	EqGro
A Class	882	EqGro
C Class	482	EqGro
R Class	282	EqGro
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72430   1110

October 31, 2011

American Century Investments Prospectus

Global Gold Fund Investor Class (BGEIX) Institutional Class (AGGNX) A Class (ACGGX) C Class (AGYCX) R Class (AGGWX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 60 days)	1.00%	1.00%	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.68%	0.48%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.69%	0.49%	0.94%	1.69%	1.19%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2

	1 year	3 years	5 years	10 years
Investor Class	$71	$221	$385	$859
Institutional Class	$50	$157	$275	$617
A Class	$666	$858	$1,066	$1,663
C Class	$172	$533	$919	$1,996
R Class	$122	$378	$655	$1,443

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The fund invests at least 80% of its assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. The portfolio managers use quantitative management techniques and fundamental stock selection in a two-step process to construct the portfolio of stocks for the fund. First, the managers select stocks based on several valuation criteria, without comparing the fund’s holdings to the holdings of an index or benchmark. Second, the managers use a quantitative model to assess the fund’s risk characteristics relative to its benchmark and help the managers build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Gold Stocks — Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

•
Nondiversification — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund's share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.

•
Concentration Risk — The fund concentrates its investments in a specific area and therefore may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

•
Foreign Securities Risk — The fund invests primarily in foreign securities, which are generally riskier than U.S. stocks. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Emerging Markets Risk —Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.
•
Currency Risk — Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•	Market Risk — The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund's shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

3

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the NYSE Arca Gold Miners Index, which is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(1Q 2002): 40.19%

Lowest Performance Quarter
(3Q 2008): -29.72%

As of September 30, 2011, the
most recent calendar quarter end,
the fund's Investor Class year-to-
date return was -14.19%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	44.76%	17.15%	24.44%	—	08/17/1988
Return After Taxes on Distributions	40.68%	15.96%	23.64%	—	08/17/1988
Return After Taxes on Distributions and Sale of Fund Shares	30.73%	14.63%	22.23%	—	08/17/1988
Institutional Class Return Before Taxes	44.98%	—	—	14.93%	09/28/2007
A Class1 Return Before Taxes	36.07%	15.49%	23.41%	—	05/06/1998
C Class Return Before Taxes	43.24%	—	—	13.56%	09/28/2007
R Class Return Before Taxes	44.02%	—	—	14.13%	09/28/2007
MSCI World Index (reflects no deduction for fees, expenses or taxes)	11.76%	2.43%	2.31%	—	—
NYSE Arca Gold Miners Index2 (reflects no deduction for fees, expenses or taxes)	34.76%	14.65%	—	—	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.
2	NYSE Arca Gold Miners Index benchmark data is first available as of October 1, 2004.

4

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund's investment objective?

The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

What are the fund’s principal investment strategies?

The fund's investment strategy utilizes quantitative management techniques as well as fundamental stock selection in a two-part process. The first part involves selecting stocks of companies engaged in mining, processing, fabricating, distributing, exploring or otherwise dealing with gold (Gold Companies) based on several valuation criteria, without comparing the fund's holdings to the holdings of an index or benchmark. To be considered, Gold Companies must be of a certain size and receive a minimum percentage of their revenues from gold-related activities or have a minimum percentage of their assets invested in gold-related assets.

In the second part of the process, the managers use a quantitative model to assess the risk characteristics of the fund's holdings relative to its benchmark. The managers then combine the expected return outlook for the holdings with the risk management model to construct a portfolio of stocks that they believe will provide the optimal balance between the risk and return measures.

The portfolio managers generally sell stocks from the fund's portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock's risk characteristics outweigh its return opportunity; or
•	specific events alter a stock's prospects.

The fund is classified as nondiversified and will concentrate its investments in securities of Gold Companies. Under normal circumstances, at least 80% of the fund's assets will be invested in such companies. The fund may change this 80% policy only upon 60 days' prior written notice to shareholders. The managers also may invest in companies engaged in mining, processing, exploring for or otherwise dealing with other precious metals. When the managers believe it is prudent, the fund may invest in securities other than stocks, such as notes, bonds, debentures, commercial paper, convertible securities, equity equivalents, sponsored or unsponsored American Depositary Receipts, short-term investments, non-leveraged futures contracts, gold certificates, gold futures and gold (to the extent allowed by the Investment Company Act of 1940).

The fund invests in securities of both U.S. and foreign companies, including companies located in emerging markets. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

A description of the policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the statement of additional information.

6

What are the principal risks of investing in the fund?

The fund is classified as nondiversified. This means that the fund's portfolio managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified and the fund may be more volatile than if it was diversified.

Because the fund concentrates its investments in Gold Companies, it may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Gold stocks generally are considered speculative because of their high share price volatility, and the fund's share price may be affected by this volatility.

Fluctuations in the price of gold will likely impact the performance of Gold Companies. These fluctuations may be severe and may result from, among other things, unpredictable international monetary and political policies, concentration of the source of gold supply in a limited number of countries and other economic conditions affecting the supply and demand for gold.

Many investors believe gold investments hedge against inflation, currency devaluations and general stock market declines, but there is no guarantee that these historical inverse relationships will continue.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks are summarized below:

•
Foreign Risk. The fund invests in foreign securities, which are generally riskier than U.S. stocks. As a result, the fund is subject to foreign securities risk, meaning that political events (civil unrest, national elections, imposition of exchange controls), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the fund invests could cause the fund's investments in that country to experience gains or losses. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•
Currency Risk. In addition to changes in the value of the fund's investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. The fund's investments, however, generally are held in the currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments.

•
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund by causing the fund to be unable to dispose of an investment, by causing the fund to miss an attractive investment opportunity, or by causing fund assets to be uninvested for some period of time.

•
Emerging Markets Risk. Investing in securities of companies located in emerging market countries generally is riskier, sometimes significantly, than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are less diverse and mature and subject to sudden change. These changes may be magnified by the countries' emergent financial markets, resulting in significant volatility and less liquidity of investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Currently, the fund considers a security to be an emerging markets security if its issuer is located outside the following list of developed countries: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

•
Regulatory Risk. Generally, foreign companies are not subject to the regulatory controls or uniform accounting, auditing and financial reporting, investor protection and disclosure standards imposed on U.S. issuers. As a result, there may be less publicly available information about foreign issuers than is available regarding U.S. issuers.

The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The value of the fund's shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.  More than three-fourths of the directors are independent of the fund's advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund's investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund's fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the funds (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Global Gold	0.68%	0.48%	0.68%	0.68%	0.68%

A discussion regarding the basis for the Board of Directors' approval of the fund's investment advisory agreement with the advisor is available in the fund's report to shareholders dated June 30, 2011.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992.  He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor's degree in economics from the University of Illinois. He is a CFA charterholder.

Lynette Pang

Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 1997 as an associate quantitative analyst and became a portfolio manager in 2006.  She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis.  She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

10

Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account's current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

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Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A Class share, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Some shares are subject to a redemption fee if they are exchanged in this manner (see Redemptions under Additional Policies Affecting Your Investment).

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund's annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund's behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,0001
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund's minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

Investor, Institutional and R Class shares held for less than 60 days are subject to a redemption fee of 1.00%. The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. This fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See Abusive Trading Practices, page 19.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund's portfolio.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Some shares redeemed in this manner may be subject to a redemption fee, if held less than a specified number of days (see Redemptions under Additional Policies Affecting Your Investment). A and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

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Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund's net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund's performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund's Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

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As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See Redemptions under Additional Policies Affecting Your Investment for a complete description of the redemption fee applicable to the fund.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund's NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund's board.

The effect of using fair value determinations is that the fund's NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund's assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund's NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund's NAV is not calculated. So, the value of the fund's portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

21

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

22

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares. If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the statement of additional information for a more complete discussion of the tax consequences of owning shares of the fund.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund's distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

23

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

24

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund's distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries' distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

25

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund's investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund's annual report, which is available upon request.

26

Global Gold Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$23.11	$16.24	$23.54	$18.26	$19.63		$15.50
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.03)	(0.01)	(0.04)	(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss)	3.06	7.03	(5.35)	5.42	(1.24)		4.18
Total From Investment Operations	3.02	7.00	(5.36)	5.38	(1.25)		4.17
Distributions
From Net Investment Income	(1.60)	(0.13)	— (3)	(0.11)	(0.12)		(0.05)
From Net Realized Gains	(1.63)	—	(1.94)	—	—		—
Total Distributions	(3.23)	(0.13)	(1.94)	(0.11)	(0.12)		(0.05)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01	—	(3)	0.01
Net Asset Value, End of Period	$22.90	$23.11	$16.24	$23.54	$18.26		$19.63

Total Return(4)	11.44%	43.18%	(21.19)%	29.61%	(6.36)%		27.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.69%	0.70%	0.68%	0.67	%(5)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	(0.16)%	(0.09)%	(0.17)%	(0.12	)%(5)	(0.03)%
Portfolio Turnover Rate	32%	24%	20%	17%	3%		18%
Net Assets, End of Period (in thousands)	$1,081,258	$1,032,309	$792,814	$1,136,741	$949,426		$1,071,545

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

27

Global Gold Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.13	$16.25	$23.55	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gain (Loss)	3.06	7.04	(5.34)	1.99
Total From Investment Operations	3.07	7.05	(5.33)	2.00
Distributions
From Net Investment Income	(1.65)	(0.17)	(0.03)	(0.13)
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(3.28)	(0.17)	(1.97)	(0.13)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.92	$23.13	$16.25	$23.55

Total Return(4)	11.64%	43.51%	(21.04)%	9.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.50%	0.48	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.04%	0.11%	0.05	%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$19,854	$15,751	$9,076	$10,353

1	September 28, 2007 (commencement of sale) through June 30, 2008.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.
6	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

28

Global Gold Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$22.95	$16.13	$23.46	$18.22	$19.59		$15.46
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.10)	(0.08)	(0.06)	(0.09)	(0.04)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.03	6.97	(5.33)	5.40	(1.23)		4.18
Total From Investment Operations	2.93	6.89	(5.39)	5.31	(1.27)		4.13
Distributions
From Net Investment Income	(1.53)	(0.07)	—	(0.08)	(0.10)		(0.01)
From Net Realized Gains	(1.63)	—	(1.94)	—	—		—
Total Distributions	(3.16)	(0.07)	(1.94)	(0.08)	(0.10)		(0.01)
Redemption Fees(3)	— (4)	— (4)	— (4)	0.01	—	(4)	0.01
Net Asset Value, End of Period	$22.72	$22.95	$16.13	$23.46	$18.22		$19.59

Total Return(5)	11.15%	42.80%	(21.40)%	29.28%	(6.48)%		26.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.94%	0.95%	0.93%	0.92	%(6)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%	(0.41)%	(0.34)%	(0.42)%	(0.37	)%(6)	(0.28)%
Portfolio Turnover Rate	32%	24%	20%	17%	3%		18%
Net Assets, End of Period (in thousands)	$21,292	$20,879	$16,866	$8,506	$5,442		$6,206

1	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.
4	Per-share amount was less than $0.005.
5	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
6	Annualized.

29

Global Gold Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.72	$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.29)	(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	2.99	6.93	(5.34)	2.00
Total From Investment Operations	2.70	6.70	(5.52)	1.80
Distributions
From Net Investment Income	(1.33)	—	—	—
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(2.96)	—	(1.94)	—
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.46	$22.72	$16.02	$23.48

Total Return(4)	10.31%	41.82%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.69%	1.70%	1.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(1.16)%	(1.09)%	(1.17	)%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$3,593	$2,318	$1,006	$151

1	September 28, 2007 (commencement of sale) through June 30, 2008.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Annualized.
6	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

30

Global Gold Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.96	$16.13	$23.52	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.16)	(0.13)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	3.02	6.98	(5.34)	2.01
Total From Investment Operations	2.86	6.85	(5.45)	1.89
Distributions
From Net Investment Income	(1.46)	(0.02)	—	(0.05)
From Net Realized Gains	(1.63)	—	(1.94)	—
Total Distributions	(3.09)	(0.02)	(1.94)	(0.05)
Redemption Fees(2)	— (3)	— (3)	— (3)	0.01
Net Asset Value, End of Period	$22.73	$22.96	$16.13	$23.52

Total Return(4)	10.87%	42.50%	(21.62)%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.19%	1.20%	1.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%	(0.66)%	(0.59)%	(0.71	)%(5)
Portfolio Turnover Rate	32%	24%	20%	17	%(6)
Net Assets, End of Period (in thousands)	$2,567	$1,117	$313	$27

1	September 28, 2007 (commencement of sale) through June 30, 2008.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.
6	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund's shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Global Gold Fund
Investor Class	980	GlGold
Institutional Class	480	GlGold
A Class	880	GlGold
C Class	680	GlGold
R Class	280	GlGold
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72433  1110

October 31, 2011

American Century Investments Prospectus

Income & Growth Fund Investor Class (BIGRX) Institutional Class (AMGIX) A Class (AMADX) C Class (ACGCX) R Class (AICRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	7
Investing Directly with American Century Investments	9
Investing Through a Financial Intermediary	11
Additional Policies Affecting Your Investment	16
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24
Financial Highlights	25

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 11 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.68%	0.48%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.69%	0.49%	0.94%	1.69%	1.19%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$71	$221	$385	$859
Institutional Class	$50	$157	$275	$617
A Class	$666	$858	$1,066	$1,663
C Class	$172	$533	$919	$1,996
R Class	$122	$378	$655	$1,443

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The portfolio managers also attempt to create a dividend yield that will be greater than the S&P 500® Index.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Low Dividend Yield – Although current income is an objective of the fund, if the stocks that make up the S&P 500 do not have a high dividend yield, then the fund’s dividend yield will not be high.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Annual Total Returns

Highest Performance Quarter
(2Q 2003): 16.41%

Lowest Performance Quarter
(4Q 2008): -19.93%

As of September 30, 2011, the
most recent calendar quarter end,
the fund's Investor Class year-to-
date return was -8.02%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.10%	0.53%	1.53%	—	12/17/1990
Return After Taxes on Distributions	13.86%	-0.35%	0.83%	—	12/17/1990
Return After Taxes on Distributions and Sale of Fund Shares	9.45%	0.37%	1.18%	—	12/17/1990
Institutional Class Return Before Taxes	14.27%	0.73%	1.73%	—	01/28/1998
A Class1 Return Before Taxes	7.29%	-0.90%	0.68%	—	12/15/1997
C Class Return Before Taxes	12.95%	-0.47%	—	1.05%	06/28/2001
R Class Return Before Taxes	13.53%	0.03%	—	3.87%	08/29/2003
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	—	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Brian L. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2010.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Objectives, Strategies and Risks

What are the fund’s investment objectives?

The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization, publicly-traded U.S. companies.  The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential (with a tilt towards value). To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. In building the fund’s portfolio, the portfolio managers also attempt to create a dividend yield that will be greater than that of the S&P 500® Index.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund limits its purchase of debt securities to investment-grade obligations.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Although current income is an objective for the fund, if the stocks that make up its benchmark do not have a high dividend yield, then the fund’s dividend yield will not be high.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund's advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Income & Growth	0.68%	0.48%	0.68%	0.68%	0.68%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Brian L. Garbe

Mr. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since December 2010. He joined American Century Investments in 2010 as a portfolio manager. From 1999 to 2010, he was senior vice president, portfolio manager and director of research and trading for City National Bank.  He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

9

Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

10

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

11

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined.  Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

12

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

13

CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period.  You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as  shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

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Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

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Income & Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.88	$18.03	$25.32	$35.04	$33.29		$30.33
Income From Investment Operations
Net Investment Income (Loss)(2)	0.36	0.33	0.44	0.47	0.23		0.57
Net Realized and Unrealized Gain (Loss)	5.64	1.85	(7.20)	(6.54)	2.27		4.54
Total From Investment Operations	6.00	2.18	(6.76)	(6.07)	2.50		5.11
Distributions
From Net Investment Income	(0.34)	(0.33)	(0.53)	(0.36)	(0.22)		(0.59)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.34)	(0.33)	(0.53)	(3.65)	(0.75)		(2.15)
Net Asset Value, End of Period	$25.54	$19.88	$18.03	$25.32	$35.04		$33.29

Total Return(3)	30.31%	11.99%	(26.76)%	(18.48)%	7.67%		17.17%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.68%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%	1.58%	2.27%	1.53%	1.37	%(4)	1.81%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$1,351,936	$1,227,234	$1,281,418	$2,078,333	$3,463,508		$3,578,273

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

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Income & Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.89	$18.04	$25.35	$35.06	$33.31		$30.34
Income From Investment Operations
Net Investment Income (Loss)(2)	0.40	0.38	0.48	0.52	0.26		0.64
Net Realized and Unrealized Gain (Loss)	5.66	1.85	(7.21)	(6.53)	2.28		4.54
Total From Investment Operations	6.06	2.23	(6.73)	(6.01)	2.54		5.18
Distributions
From Net Investment Income	(0.39)	(0.38)	(0.58)	(0.41)	(0.26)		(0.65)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.39)	(0.38)	(0.58)	(3.70)	(0.79)		(2.21)
Net Asset Value, End of Period	$25.56	$19.89	$18.04	$25.35	$35.06		$33.31

Total Return(3)	30.61%	12.20%	(26.63)%	(18.32)%	7.80%		17.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.50%	0.50%	0.48%	0.47	%(4)	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72%	1.78%	2.47%	1.73%	1.57	%(4)	2.01%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$128,468	$197,196	$268,346	$538,656	$442,367		$487,888

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

27

Income & Growth Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.86	$18.01	$25.28	$35.01	$33.27		$30.31
Income From Investment Operations
Net Investment Income (Loss)(3)	0.30	0.28	0.40	0.39	0.19		0.49
Net Realized and Unrealized Gain (Loss)	5.64	1.85	(7.20)	(6.53)	2.27		4.54
Total From Investment Operations	5.94	2.13	(6.80)	(6.14)	2.46		5.03
Distributions
From Net Investment Income	(0.28)	(0.28)	(0.47)	(0.30)	(0.19)		(0.51)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.28)	(0.28)	(0.47)	(3.59)	(0.72)		(2.07)
Net Asset Value, End of Period	$25.52	$19.86	$18.01	$25.28	$35.01		$33.27

Total Return(4)	30.02%	11.72%	(26.95)%	(18.68)%	7.55%		16.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94%	0.95%	0.95%	0.93%	0.92	%(5)	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	1.33%	2.02%	1.28%	1.12	%(5)	1.56%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$128,920	$125,981	$182,331	$361,500	$718,533		$700,335

1	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Annualized.

28

Income & Growth Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.83	$17.99	$25.20	$34.98	$33.25		$30.29
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.12	0.24	0.16	0.06		0.26
Net Realized and Unrealized Gain (Loss)	5.63	1.84	(7.17)	(6.51)	2.27		4.54
Total From Investment Operations	5.75	1.96	(6.93)	(6.35)	2.33		4.80
Distributions
From Net Investment Income	(0.10)	(0.12)	(0.28)	(0.14)	(0.07)		(0.28)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.10)	(0.12)	(0.28)	(3.43)	(0.60)		(1.84)
Net Asset Value, End of Period	$25.48	$19.83	$17.99	$25.20	$34.98		$33.25

Total Return(3)	29.04%	10.85%	(27.48)%	(19.31)%	7.16%		16.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.70%	1.68%	1.67	%(4)	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.58%	1.27%	0.53%	0.37	%(4)	0.81%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$933	$863	$815	$1,176	$1,960		$1,956

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.

29

Income & Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.87	$18.03	$25.29	$35.04	$33.30		$30.34
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.23	0.36	0.32	0.15		0.41
Net Realized and Unrealized Gain (Loss)	5.65	1.84	(7.21)	(6.53)	2.27		4.55
Total From Investment Operations	5.89	2.07	(6.85)	(6.21)	2.42		4.96
Distributions
From Net Investment Income	(0.22)	(0.23)	(0.41)	(0.25)	(0.15)		(0.44)
From Net Realized Gains	—	—	—	(3.29)	(0.53)		(1.56)
Total Distributions	(0.22)	(0.23)	(0.41)	(3.54)	(0.68)		(2.00)
Net Asset Value, End of Period	$25.54	$19.87	$18.03	$25.29	$35.04		$33.30

Total Return(3)	29.73%	11.38%	(27.13)%	(18.88)%	7.42%		16.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.18%	1.17	%(4)	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	1.08%	1.77%	1.03%	0.87	%(4)	1.31%
Portfolio Turnover Rate	42%	45%	49%	57%	27%		63%
Net Assets, End of Period (in thousands)	$506	$279	$176	$546	$819		$660

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

30

Notes

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Income & Growth Fund
Investor Class	981	IncGro
Institutional Class	311	IncGro
A Class	881	IncGro
C Class	481	IncGro
R Class	281	IncGro
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72434  1110

October 31, 2011

American Century Investments Prospectus

Equity Market Neutral Fund Investor Class (ALHIX) Institutional Class (ALISX) A Class (ALIAX) C Class (ALICX) R Class (ALIRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks capital appreciation independent of equity market conditions.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.39%	1.19%	1.39%	1.39%	1.39%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	2.12%	2.12%	2.12%	2.12%	2.12%
Dividends on Short Sales	1.83%	1.83%	1.83%	1.83%	1.83%
Interest Expense for Borrowings on Short Sales	0.25%	0.25%	0.25%	0.25%	0.25%
Other	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	3.51%	3.31%	3.76%	4.51%	4.01%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$355	$1,079	$1,823	$3,774
Institutional Class	$335	$1,020	$1,727	$3,595
A Class	$933	$1,660	$2,404	$4,337
C Class	$454	$1,366	$2,284	$4,610
R Class	$404	$1,223	$2,056	$4,204

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies

The managers use quantitative models to construct the portfolio for the fund. The portfolio managers buy, or take long positions in, equity securities that they have identified as undervalued. They take short positions in equity securities that they have identified as overvalued.A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. By employing this market neutral strategy, the fund seeks to limit market risk (the effects of general market movements on the fund’s performance). A market neutral strategy seeks to limit the fund’s volatility relative to the market. As a result of this strategy, the portfolio’s price movements are not expected to correlate with the market’s price movements.

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily publicly traded U.S. companies with a market capitalization greater than $1 billion, from most attractive to least attractive based on each stock’s value, as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe is has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity, or specific events alter its prospects.

Principal Risks

•
Management Risk – Although the fund seeks to have approximately equal dollar amounts invested in long and short positions and a neutral exposure to market movements, there is a risk that the portfolio managers will not be able to construct a portfolio of long and short positions that has limited exposure to general market movements.

•
Failure to Maintain Market Neutrality – Though the fund seeks to limit risks associated with investing in the general equity market, external conditions may impact the fund’s performance. In addition, although the portfolio managers intend to construct a market neutral portfolio, there is a risk that the portfolio managers will not construct a portfolio that limits exposure to general market movements.

•
Style Risk – Because the fund’s portfolio may not always be style-neutral, its performance may be sensitive to the value/growth cycle within the U.S. equity markets. Also, if at any time the market is not favoring the fund’s quantitative style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Short Sales Risk – If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price.  Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

•
Overweighting Risk – If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

•
Small Cap Stocks – Though the fund invests primarily in larger companies, it may also invest in smaller companies. Investments in smaller companies may be more volatile and subject to greater risk than larger companies.  Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•
Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities the fund owns in its long portfolio or in which the fund has taken a short position.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time, your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(2Q 2006): 10.73%

Lowest Performance Quarter
(3Q 2008): -6.78%

As of September 30, 2011, the
most recent calendar quarter end,
the fund’s Investor Class year-to-
date return was 2.39%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	1.72%	0.72%	0.62%	09/30/2005
Return After Taxes on Distributions	1.72%	0.57%	0.49%	09/30/2005
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	0.56%	0.48%	09/30/2005
Institutional Class Return Before Taxes	1.81%	0.92%	0.81%	09/30/2005
A Class Return Before Taxes	-4.41%	-0.71%	-0.74%	09/30/2005
C Class Return Before Taxes	0.63%	-0.28%	-0.38%	09/30/2005
R Class Return Before Taxes	1.13%	0.21%	0.12%	09/30/2005
Barclays Capital U.S. 1-3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.31%	2.37%	09/30/2005

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Brian L. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2010.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks capital appreciation independent of equity market conditions.

What are the fund’s principal investment strategies?

The fund invests primarily in publicly traded U.S. companies that have a market capitalization greater than $1 billion.  To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a stock selection model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell stocks from the fund’s long portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers take long positions in equity securities that they have identified as undervalued and short positions in equity securities that they have identified as overvalued. When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe that a security is undervalued relative to its peers, they may buy the security for the fund’s long portfolio. When the managers believe that a security is overvalued relative to its peers, they may take a short position in the security. There may be times when the fund holds a significant portion of its assets in cash or cash equivalents, although under normal market conditions the fund intends to have at least 80% of its net assets in long equity positions and at least 80% of its net assets in short equity positions at all times. The fund may change this 80% policy only upon 60 days’ prior written notice. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. By employing this market neutral strategy, the fund seeks to limit market risk (the effects of general market movements on the fund’s performance). A market neutral strategy seeks to limit the fund’s volatility relative to the market. As a result of this strategy, the portfolio’s price movements are not expected to correlate with the market’s price movements.

The fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Under normal circumstances, the fund’s security selection process may result in the managers taking long positions in a market sector or industry that is not offset, or not offset to the same extent, by corresponding short positions in the same market sector or industry, and vice versa. This may result in increased risk and opportunity for loss should the securities in a particular market sector or industry not perform as predicted by our security selection process. The managers use a bottom-up approach in selecting securities, which may result in market sectors or industries being over- or underweighted. If the security selection process finds more attractive stocks than unattractive stocks within a market sector or industry, then the managers would tend to overweight that sector or industry. Conversely, if the security selection process finds more unattractive stocks than attractive stocks within a sector or industry, the managers would tend to underweight that sector or industry.

6

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities.  The fund limits its purchase of debt securities to investment-grade obligations.

The fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. Accordingly, the managers attempt to achieve returns for the fund’s shareholders that exceed the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills. An investment in the fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, and Treasury Bills have a fixed rate of return. An investment in the fund is more volatile than an investment in Treasury Bills. See below for the principal risks of investing in the fund.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Although the fund’s investment strategy seeks to limit the risks associated with investing in the general equity market, the value of your shares may change depending on external conditions affecting the fund’s portfolio, including market, economic, political, regulatory and other factors.

There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results. If the fund’s long and short positions do not perform as anticipated by the portfolio managers, the fund’s potential losses could exceed those of other mutual funds that hold only long stock portfolios.

Although the portfolio managers seek to maintain approximately equal dollar amounts in long and short positions and a neutral exposure to market movements, there is a risk that the portfolio managers will not construct a portfolio of such positions that limits exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

The fund’s portfolio may not always be style-neutral. Consequently, the fund’s performance may, from time to time, be sensitive to the value/growth cycle within the U.S. equity markets. Also, if at any time the market is not favoring the fund’s quantitative style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security. In addition, because the fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. In addition, the fund may not be able to close out a short position at a particular time or price advantageous to the fund, and there is some risk the lender of the security sold short will terminate the loan at an inopportune time.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

Though the fund invests primarily in companies with a market capitalization greater than $1 billion, the fund may also invest in smaller companies, which may be more volatile and subject to greater short-term risks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. In addition, smaller companies may have less publicly available information.

The value of the fund’s shares will go up and down based on the performance of the companies whose securities the fund owns in its long portfolio or in which the fund has taken a short position.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time, your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the funds (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Equity Market Neutral	1.39%	1.19%	1.39%	1.39%	1.39%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Brian L. Garbe

Mr. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since December 2010. He joined American Century Investments in 2010 as a portfolio manager. From 1999 to 2010, he was senior vice president, portfolio manager and director of research and trading for City National Bank.  He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2005 as a quantitative analyst. She became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information.  (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

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Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

13

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

14

CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

15

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

16

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

17

Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge depending on how long you have held your shares, as described above.  Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum.  Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption.  For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

19

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

20

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

21

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

25

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

26

Equity Market Neutral Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.00	$10.01	$10.92	$11.22	$10.40		$9.97
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.22)	(0.17)	(0.16)	0.08	0.14		0.24
Net Realized and Unrealized Gain (Loss)	0.59	0.16	(0.75)	(0.15)	0.68		0.27
Total From Investment Operations	0.37	(0.01)	(0.91)	(0.07)	0.82		0.51
Distributions
From Net Investment Income	—	—	—	(0.23)	—		(0.08)
Net Asset Value, End of Period	$10.37	$10.00	$10.01	$10.92	$11.22		$10.40

Total Return(3)	3.70%	(0.10)%	(8.33)%	(0.67)%	7.88%		5.08%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.50%	3.09%	3.34%	2.89%	2.71	%(4)	3.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.34)%	(1.68)%	(1.56)%	0.90%	2.61	%(4)	2.17%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$21,866	$16,570	$22,956	$28,939	$20,732		$12,781
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.42%	1.42%	1.41%	1.39%	1.39	%(4)	1.38%

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

27

Equity Market Neutral Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.06	$10.95	$11.24	$10.40		$9.97
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.16)	(0.15)	0.17	0.15		0.25
Net Realized and Unrealized Gain (Loss)	0.65	0.17	(0.74)	(0.22)	0.69		0.28
Total From Investment Operations	0.39	0.01	(0.89)	(0.05)	0.84		0.53
Distributions
From Net Investment Income	—	—	—	(0.24)	—		(0.10)
Net Asset Value, End of Period	$10.46	$10.07	$10.06	$10.95	$11.24		$10.40

Total Return(3)	3.87%	0.10%	(8.13)%	(0.48)%	8.08%		5.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.30%	2.89%	3.14%	2.69%	2.51	%(4)	3.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.14)%	(1.48)%	(1.36)%	1.10%	2.81	%(4)	2.37%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$4,194	$11,882	$22,354	$12,989	$19,559		$14,412
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.22%	1.22%	1.21%	1.19%	1.19	%(4)	1.18%

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

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Equity Market Neutral Fund

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.93	$9.96	$10.89	$11.21	$10.40		$9.96
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.19)	(0.18)	0.07	0.13		0.20
Net Realized and Unrealized Gain (Loss)	0.60	0.16	(0.75)	(0.18)	0.68		0.29
Total From Investment Operations	0.34	(0.03)	(0.93)	(0.11)	0.81		0.49
Distributions
From Net Investment Income	—	—	—	(0.21)	—		(0.05)
Net Asset Value, End of Period	$10.27	$9.93	$9.96	$10.89	$11.21		$10.40

Total Return(3)	3.42%	(0.30)%	(8.54)%	(0.98)%	7.79%		4.93%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.75%	3.34%	3.59%	3.14%	2.96	%(4)	3.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.59)%	(1.93)%	(1.81)%	0.65%	2.36	%(4)	1.92%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$28,691	$72,781	$104,634	$145,265	$110,065		$56,219
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.67%	1.67%	1.66%	1.64%	1.64	%(4)	1.63%

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.

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Equity Market Neutral Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.65	$9.76	$10.75	$11.11	$10.35		$9.94
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.32)	(0.26)	(0.26)	— (3)	0.09		0.12
Net Realized and Unrealized Gain (Loss)	0.58	0.15	(0.73)	(0.19)	0.67		0.29
Total From Investment Operations	0.26	(0.11)	(0.99)	(0.19)	0.76		0.41
Distributions
From Net Investment Income	—	—	—	(0.17)	—		—
Net Asset Value, End of Period	$9.91	$9.65	$9.76	$10.75	$11.11		$10.35

Total Return(4)	2.69%	(1.13)%	(9.21)%	(1.72)%	7.34%		4.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.50%	4.09%	4.34%	3.89%	3.71	%(5)	4.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.34)%	(2.68)%	(2.56)%	(0.10)%	1.61	%(5)	1.17%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$6,845	$10,543	$17,821	$20,673	$19,690		$8,393
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	2.42%	2.42%	2.41%	2.39%	2.39	%(5)	2.38%

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Annualized.

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Equity Market Neutral Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.84	$9.89	$10.85	$11.18	$10.39		$9.96
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.21)	(0.22)	0.04	0.11		0.17
Net Realized and Unrealized Gain (Loss)	0.57	0.16	(0.74)	(0.17)	0.68		0.29
Total From Investment Operations	0.31	(0.05)	(0.96)	(0.13)	0.79		0.46
Distributions
From Net Investment Income	—	—	—	(0.20)	—		(0.03)
Net Asset Value, End of Period	$10.15	$9.84	$9.89	$10.85	$11.18		$10.39

Total Return(3)	3.15%	(0.51)%	(8.85)%	(1.19)%	7.60%		4.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.00%	3.59%	3.84%	3.39%	3.21	%(4)	3.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.84)%	(2.18)%	(2.06)%	0.40%	2.11	%(4)	1.67%
Portfolio Turnover Rate	261%	140%	330%	356%	181%		428%
Portfolio Turnover Rate Excluding Short Sales	85%	35%	151%	137%	38%		50%
Net Assets, End of Period (in thousands)	$837	$586	$1,004	$694	$561		$521
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.92%	1.92%	1.91%	1.89%	1.89	%(4)	1.88%

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Equity Market Neutral Fund
Investor Class	108	EqMktNtrl
Institutional Class	408	EqMktNtrl
A Class	125	EqMktNtrl
C Class	608	EqMktNtrl
R Class	208	EqMktNtrl
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72432   1110

October 31, 2011

American Century Investments Prospectus

Small Company Fund Investor Class (ASQIX) Institutional Class (ASCQX) A Class (ASQAX) C Class (ASQCX) R Class (ASCRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth by investing primarily in stocks of small companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.88%	0.68%	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.90%	0.70%	1.15%	1.90%	1.40%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$92	$287	$499	$1,108
Institutional Class	$72	$224	$390	$871
A Class	$686	$920	$1,172	$1,892
C Class	$193	$598	$1,027	$2,219
R Class	$143	$444	$767	$1,679

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its assets in stocks of smaller-capitalization U.S. companies. The portfolio managers consider small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index. The portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily smaller U.S. companies, from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Small Cap Stocks – The smaller companies in which the fund invests may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P SmallCap 600 Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Annual Total Returns

Highest Performance Quarter
(2Q 2003): 22.31%

Lowest Performance Quarter
(4Q 2008): -26.86%

As of September 30, 2011, the most
recent calendar quarter end, the
fund's Investor Class year-to-date
return was -14.60%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	27.07%	-1.07%	7.15%	—	07/31/1998
Return After Taxes on Distributions	27.05%	-1.58%	6.30%	—	07/31/1998
Return After Taxes on Distributions and Sale of Fund Shares	17.62%	-0.92%	6.04%	—	07/31/1998
Institutional Class Return Before Taxes	27.36%	-0.83%	7.38%	—	10/01/1999
A Class1 Return Before Taxes	19.60%	-2.45%	6.28%	—	09/07/2000
C Class2 Return Before Taxes	25.77%	-2.07%	6.08%	—	03/01/2010
R Class Return Before Taxes	26.32%	-1.55%	—	5.60%	08/29/2003
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	26.31%	4.64%	7.66%	—	—

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.
2
Historical performance for C Class prior to its inception is based on the performance of Investor Class shares. C Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Brian L. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2010.
Tal Sansani, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2005.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth by investing primarily in common stocks of small companies.

What are the fund’s principal investment strategies?

Under normal market conditions, the fund will invest at least 80% of its assets in stocks of smaller-capitalization U.S. companies. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The managers consider small companies to be those that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index. Though the market-capitalization and composition of the S&P SmallCap 600 Index are subject to change, as of September 30, 2010, the market-capitalization of the largest company in the S&P SmallCap 600 Index was approximately $2.5 billion. If the companies in which the fund invests are successful, these companies may grow into medium- and larger-sized companies. If the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest up to 20% of the fund’s assets in medium-and larger-sized companies.

The fund’s investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks, primarily smaller U.S. companies, from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the S&P SmallCap 600 Index, without taking on significant additional risk.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund limits its purchase of debt securities to investment-grade obligations.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

6

What are the principal risks of investing in the fund?

The fund generally invests in smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. In addition, smaller companies may have less publicly available information.

The fund’s performance will be tied to the performance of its benchmark, the S&P SmallCap 600 Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund's advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Small Company	0.88%	0.68%	0.88%	0.88%	0.88%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Brian L. Garbe

Mr. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2010. From 1999 to 2010, he was senior vice president, portfolio manager and director of research and trading for City National Bank.  He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

Tal Sansani

Mr. Sansani, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2005 as an associate quantitative analyst.  He became a portfolio manager in 2010. He has a bachelor’s degree in applied mathematics from the University of California, Los Angeles. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

10

Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

11

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below.  No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

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Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

23

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

24

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fee for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

25

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

26

Small Company Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.15	$5.00	$7.76	$10.77	$9.88		$9.77
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01	0.02	— (3)	0.01		— (3)
Net Realized and Unrealized Gain (Loss)	2.23	1.16	(2.78)	(2.01)	0.88		0.61
Total From Investment Operations	2.24	1.17	(2.76)	(2.01)	0.89		0.61
Distributions
From Net Investment Income	(0.01)	(0.02)	— (3)	(0.02)	—		(0.01)
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	(0.01)	(0.02)	— (3)	(1.00)	—		(0.50)
Net Asset Value, End of Period	$8.38	$6.15	$5.00	$7.76	$10.77		$9.88

Total Return(4)	36.39%	23.39%	(35.51)%	(19.13)%	9.01%		6.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.89%	0.90%	0.90%	0.87%	0.87	%(5)	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	0.12%	0.33%	0.06%	0.23	%(5)	0.05%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$218,642	$234,727	$229,568	$454,464	$910,093		$924,133

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

27

Small Company Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.19	$5.02	$7.79	$10.80	$9.90		$9.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.02	0.03	0.02	0.02		0.02
Net Realized and Unrealized Gain (Loss)	2.22	1.18	(2.79)	(2.02)	0.88		0.61
Total From Investment Operations	2.25	1.20	(2.76)	(2.00)	0.90		0.63
Distributions
From Net Investment Income	(0.02)	(0.03)	(0.01)	(0.03)	—		(0.04)
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	(0.02)	(0.03)	(0.01)	(1.01)	—		(0.53)
Net Asset Value, End of Period	$8.42	$6.19	$5.02	$7.79	$10.80		$9.90

Total Return(3)	36.43%	23.87%	(35.38)%	(18.99)%	9.09%		6.44%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.67%	0.67	%(4)	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.32%	0.53%	0.26%	0.43	%(4)	0.25%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$42,541	$42,599	$143,028	$218,820	$386,240		$383,412

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

28

Small Company Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.05	$4.91	$7.65	$10.64	$9.78		$9.69
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)	(0.01)	— (4)	(0.02)	—	(4)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.18	1.16	(2.74)	(1.98)	0.86		0.60
Total From Investment Operations	2.17	1.15	(2.74)	(2.00)	0.86		0.58
Distributions
From Net Investment Income	—	(0.01)	—	(0.01)	—		—
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Total Distributions	—	(0.01)	—	(0.99)	—		(0.49)
Net Asset Value, End of Period	$8.22	$6.05	$4.91	$7.65	$10.64		$9.78

Total Return(5)	35.87%	23.40%	(35.82)%	(19.30)%	8.79%		6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%	1.12	%(6)	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	(0.13)%	0.08%	(0.19)%	(0.02	)%(6)	(0.20)%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$33,452	$35,567	$49,253	$236,906	$358,347		$355,778

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.
4	Per-share amount was less than $0.005.
5	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
6	Annualized.

29

Small Company Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.13	$6.40
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.20	(0.25)
Total From Investment Operations	2.14	(0.27)
Net Asset Value, End of Period	$8.27	$6.13

Total Return(3)	34.91%	(4.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.89%	1.90	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.83)%	(0.79	)%(4)
Portfolio Turnover Rate	61%	44	%(5)
Net Assets, End of Period (in thousands)	$74	$24

1	March 1, 2010 (commencement of sale) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.
5	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

30

Small Company Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.01	$4.89	$7.63	$10.63	$9.78		$9.72
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.02)	(0.01)	(0.04)	(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	2.16	1.14	(2.73)	(1.98)	0.86		0.60
Total From Investment Operations	2.14	1.12	(2.74)	(2.02)	0.85		0.55
Distributions
From Net Realized Gains	—	—	—	(0.98)	—		(0.49)
Net Asset Value, End of Period	$8.15	$6.01	$4.89	$7.63	$10.63		$9.78

Total Return(3)	35.61%	22.90%	(35.91)%	(19.51)%	8.69%		5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.39%	1.40%	1.40%	1.37%	1.37	%(4)	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.38)%	(0.17)%	(0.44)%	(0.27	)%(4)	(0.45)%
Portfolio Turnover Rate	61%	44%	92%	105%	61%		122%
Net Assets, End of Period (in thousands)	$945	$384	$321	$254	$395		$353

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Small Company Fund
Investor Class	985	Small Co
Institutional Class	485	Small Co
A Class	885	Small Co
C Class	1285	Small Co
R Class	285	Small Co
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS 72436  1110

October 31, 2011

American Century Investments Prospectus

Utilities Fund Investor Class (BULIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Objectives, Strategies and Risks	5
Management	7
Investing Directly with American Century Investments	9
Investing Through a Financial Intermediary	11
Additional Policies Affecting Your Investment	13
Share Price and Distributions	16
Taxes	18
Financial Highlights	20

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fee	0.68%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.69%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$71	$221	$385	$859

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of companies engaged in the utilities industry. The managers consider a company to be engaged in the utilities industry if

•
the company’s securities are listed in at least one index that is made up exclusively of companies engaged in one or more of the following industries: electricity, natural gas, telecommunications services, cable television, water or sanitation services; or

•
the company derives 50% or more of its revenues or net profits from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, cable television, water or sanitation services.

The portfolio managers use quantitative and qualitative management techniques as well as risk controls to construct the fund’s portfolio. The quantitative process involves ranking stocks based on their growth and valuation characteristics. This ranking may be modified by the portfolio managers after they evaluate qualitative factors such as regulatory environment, industry conditions and

2

company specific events. Finally, the managers use a quantitative model to build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Concentration Risk – The fund concentrates its investments in the utilities industry, which at times may be limited to a relatively small number of securities.  Therefore, the fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The performance of the utilities industry will depend in part on investor perception of the sector relative to other sectors. Companies in the utilities industry are subject to various industry-specific risks.

•
Foreign Securities Risk – The fund may invest in foreign securities, which may be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(2Q 2003): 17.77%

Lowest Performance Quarter
(3Q 2008): -17.27%

As of September 30, 2011, the most
recent calendar quarter end, the fund’s
Investor Class year-to-date return was 3.42%.

3

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years
Investor Class Return Before Taxes	11.14%	5.23%	2.64%
Return After Taxes on Distributions	10.56%	4.75%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	4.46%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Russell 3000 Utilities Index (reflects no deduction for fees, expenses or taxes)	11.73%	4.78%	1.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since rejoining the team in 2010.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4

Objectives, Strategies and Risks

What are the fund’s investment objectives?

The fund seeks current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

Equity securities include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts and stock index futures contracts.

What are the fund’s principal investment strategies?

Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of companies engaged in the utilities industry. The managers consider a company to be engaged in the utilities industry if

•
the company’s securities are listed in at least one index that is made up exclusively of companies engaged in one or more of the following industries: electricity, natural gas, telecommunications services, cable television, water or sanitation services; or

•
the company derives 50% or more of its revenues or net profits from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, cable television, water or sanitation services.

The fund’s investment strategy utilizes quantitative and qualitative management techniques, as well as risk controls, to construct the portfolio. The quantitative process involves ranking stocks on the basis of their growth and valuation characteristics. Examples of growth characteristics are earnings growth rates and changes in analyst earnings estimates. Examples of valuation characteristics are price-to-earnings and price-to-book ratios. A stock’s ranking may be modified after managers examine qualitative factors such as regulatory environment, industry conditions and company specific events.

Finally, the managers use a quantitative model to assess the risk characteristics of the fund’s holdings relative to its benchmark, the Russell 3000 Utilities Index. The managers then combine the expected return outlook for the holdings with the risk management model to construct a portfolio that they believe will provide the appropriate balance between risk and return.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

When the managers believe that it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Because the fund concentrates its investments in utilities companies, which at times may be limited to a relatively small number of securities.  Therefore, the fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result.

The performance of the fund depends on the performance of the utilities industry. The performance of the utilities industry depends in part on how favorably investors perceive this sector of the market relative to other sectors. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in foreign securities. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund's advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the funds (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class
Utilities	0.68%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since rejoining the team in 2010. He was also a member of the fund’s management team from 1998 to 2005. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Lynette Pang

Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 1997 as an associate quantitative analyst and became a portfolio manager in 2006.  She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis.  She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

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Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information.  (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund, and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American

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Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,0001
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

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Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

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Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

18

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

19

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

20

Utilities Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.62	$12.42	$17.46	$18.04	$16.30		$13.40
Income From Investment Operations
Net Investment Income (Loss)(2)	0.51	0.49	0.46	0.39	0.20		0.38
Net Realized and Unrealized Gain (Loss)	3.30	0.19	(4.98)	(0.61)	1.70		2.92
Total From Investment Operations	3.81	0.68	(4.52)	(0.22)	1.90		3.30
Distributions
From Net Investment Income	(0.50)	(0.48)	(0.52)	(0.36)	(0.16)		(0.40)
Net Asset Value, End of Period	$15.93	$12.62	$12.42	$17.46	$18.04		$16.30

Total Return(3)	30.50%	5.30%	(25.89)%	(1.26)%	11.71%		24.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.70%	0.70%	0.68%	0.67	%(4)	0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.47%	3.75%	3.54%	2.16%	2.30	%(4)	2.62%
Portfolio Turnover Rate	17%	11%	14%	19%	20%		45%
Net Assets, End of Period (in thousands)	$284,177	$228,101	$236,734	$387,070	$502,099		$336,672

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

21

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
Utilities Fund
Investor Class	983	Util
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72439   1110

October 31, 2011

American Century Investments Prospectus

NT Equity Growth Fund Institutional Class (ACLEX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	11
Taxes	13
Financial Highlights	15

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fee	0.48%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.49%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$50	$157	$275	$617

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

Under normal market conditions, at least 80% of the fund’s assets will be invested in equity securities.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

2

Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Annual Total Returns

Highest Performance Quarter
(3Q 2009): 14.93%

Lowest Performance Quarter
(4Q 2008): -21.29%

As of September 30, 2011, the most
recent calendar quarter end, the
fund’s Institutional Class year-to-date
return was -7.38%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	Since Inception	Inception Date
Institutional Class Return Before Taxes	14.75%	0.65%	05/12/2006
Return After Taxes on Distributions	14.54%	0.42%	05/12/2006
Return After Taxes on Distributions and Sale of Fund Shares	9.85%	0.53%	05/12/2006
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.27%	04/28/2006

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

3

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2006.

Purchase and Sale of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

4

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization, publicly-traded U.S. companies.  The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the S&P 500® Index, without taking on significant additional risk. The portfolio managers do not consider dividend yield when building the fund’s portfolio.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they will invest at least 80% of the fund’s assets in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

5

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.  More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Institutional Class
NT Equity Growth	0.48%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2006.  She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing with American Century Investments

Purchase of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

9

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

10

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

11

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

12

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

13

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

14

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

15

NT Equity Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.92	$7.06	$9.98	$11.53	$10.87		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.14 (3)	0.11 (3)	0.13 (3)	0.12	0.06		0.07
Net Realized and Unrealized Gain (Loss)	2.34	0.85	(2.89)	(1.47)	0.65		0.87
Total From Investment Operations	2.48	0.96	(2.76)	(1.35)	0.71		0.94
Distributions
From Net Investment Income	(0.13)	(0.10)	(0.16)	(0.09)	(0.05)		(0.07)
From Net Realized Gains	—	—	—	(0.11)	—		—
Total Distributions	(0.13)	(0.10)	(0.16)	(0.20)	(0.05)		(0.07)
Net Asset Value, End of Period	$10.27	$7.92	$7.06	$9.98	$11.53		$10.87

Total Return(4)	31.45%	13.53%	(27.73)%	(11.84)%	6.59%		9.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.50%	0.47%	0.47	%(5)	0.47	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%	1.31%	1.82%	1.20%	1.04	%(5)	1.20	%(5)
Portfolio Turnover Rate	84%	69%	109%	99%	54%		65%
Net Assets, End of Period (in thousands)	$550,202	$320,958	$191,046	$112,417	$91,945		$71,743

1	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
2	May 12, 2006 (fund inception) through December 31, 2006.
3	Computed using average shares outstanding throughout the period.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

16

Notes

17

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
NT Equity Growth Fund
Institutional Class	450	NTEqGro
Investment Company Act File No. 811-5447

American Century Investments
americancentury.com
Institutional Class
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

CL-PRS-72431  1110

October 31, 2011

American Century Investments Prospectus

NT Small Company Fund Institutional Class (ACLOX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	11
Taxes	13
Financial Highlights	15

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fee	0.68%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.70%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its assets in stocks of smaller-capitalization U.S. companies. The managers consider small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index. The portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily smaller U.S. companies, from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

2

Principal Risks

•
Small Cap Stocks – The smaller companies in which the fund invests may be more volatile and subject to greater risk than larger companies.  Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P SmallCap 600 Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Annual Total Returns

Highest Performance Quarter
(3Q 2009): 17.06%

Lowest Performance Quarter
(4Q 2008): -26.99%

As of September 30, 2011, the most
recent calendar quarter end, the fund's
Institutional Class year-to-date return
was -14.72%.

3

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	Since Inception	Inception Date
Institutional Class Return Before Taxes	27.50%	-2.82%	05/12/2006
Return After Taxes on Distributions	27.41%	-2.88%	05/12/2006
Return After Taxes on Distributions and Sale of Fund Shares	17.99%	-2.38%	05/12/2006
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	26.31%	2.30%	04/28/2006

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Brian L. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2010.

Tal Sansani, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2005.

Purchase and Sale of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

4

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

Under normal market conditions, the fund will invest at least 80% of its assets in stocks of smaller-capitalization U.S. companies. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The managers consider small companies to be those that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index. Though the market capitalization and composition of the S&P SmallCap 600 Index are subject to change, as of September 30, 2010, the market-capitalization of the largest company in the S&P SmallCap 600 Index was approximately $2.5 billion. If the companies in which the fund invests are successful, these companies may grow into medium- and larger-sized companies. If the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest up to 20% of the fund’s assets in medium-and larger-sized companies.

The fund’s investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks, primarily smaller U.S. companies, from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the S&P SmallCap 600, without taking on significant additional risk.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.  When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund limits its purchase of debt securities to investment-grade obligations.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

5

What are the principal risks of investing in the fund?

The fund generally invests in smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. In addition, smaller companies may have less publicly available information.

The fund’s performance will be tied to the performance of its benchmark, the S&P SmallCap 600 Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Institutional Class
NT Small Company	0.68%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Brian L. Garbe

Mr. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2010. From 1999 to 2010, he was senior vice president, portfolio manager and director of research and trading for City National Bank.  He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

Tal Sansani

Mr. Sansani, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2005 as an associate quantitative analyst.  He became a portfolio manager in 2010. He has a bachelor’s degree in applied mathematics from the University of California, Los Angeles. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing with American Century Investments

Purchase of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

9

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

10

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

11

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all its income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

12

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

13

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

14

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

15

NT Small Company Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.76	$5.50	$8.60	$10.65	$9.80		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.03 (3)	0.02 (3)	0.03 (3)	0.03	0.02		0.02
Net Realized and Unrealized Gain (Loss)	2.42	1.27	(3.11)	(2.05)	0.84		(0.20)
Total From Investment Operations	2.45	1.29	(3.08)	(2.02)	0.86		(0.18)
Distributions
From Net Investment Income	(0.04)	(0.03)	(0.02)	(0.03)	(0.01)		(0.02)
Net Asset Value, End of Period	$9.17	$6.76	$5.50	$8.60	$10.65		$9.80

Total Return(4)	36.29%	23.50%	(35.83)%	(18.98)%	8.77%		(1.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69%	0.69%	0.70%	0.67%	0.67	%(5)	0.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.34%	0.56%	0.29%	0.40	%(5)	0.39	%(5)
Portfolio Turnover Rate	93%	78%	110%	143%	73%		82%
Net Assets, End of Period (in thousands)	$131,572	$76,433	$47,041	$28,178	$23,794		$18,216

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	May 12, 2006 (fund inception) through December 31, 2006.
3	Computed using average shares outstanding throughout the period.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Annualized.

16

Notes

17

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the address or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
NT Small Company Fund
Institutional Class	453	NTSmCo
Investment Company Act File No. 811-5447

American Century Investments
americancentury.com
Institutional Class
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

CL-PRS-72437    1110

October 31, 2011

American Century Investments Prospectus

International Core Equity Fund Investor Class (ACIMX) Institutional Class (ACIUX) A Class (ACIQX) C Class (ACIKX) R Class (ACIRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information..

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 60 days)	2.00%	2.00%	None	None	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.16%	0.96%	1.16%	1.16%	1.16%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.18%	0.98%	1.43%	2.18%	1.68%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$121	$375	$650	$1,431
Institutional Class	$100	$313	$542	$1,201
A Class	$712	$1,002	$1,312	$2,189
C Class	$222	$683	$1,170	$2,510
R Class	$171	$530	$913	$1,985

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

In selecting stocks for the fund, the portfolio managers select primarily from publicly traded companies located in developed countries excluding the United States and Canada that have characteristics similar to those of the companies that comprise the MSCI EAFE® (Europe, Australasia, Far East) Index. The managers use quantitative models in a two-step process to construct the portfolio of stocks for the fund. First, the managers rank stocks from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers also intend to spread the fund’s holdings across different countries and geographic regions in an effort to manage the risks of an international portfolio. Though the fund invests primarily in securities issued by companies located in developed countries, it may also invest in emerging markets.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

Principal Risks

•
Foreign Securities Risk – The fund invests primarily in foreign securities, which are generally riskier than U.S. securities. As a result, the fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Because of these risks, and others, securities of foreign issuers may be less liquid, more volatile, and harder to value than U.S. securities.

•	Emerging Markets Risk – Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.
•
Currency Risk – Because the fund generally invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will likely be similar to the performance of its benchmark, the MSCI EAFE® Index.  If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(2Q 2009):  21.59%

Lowest Performance Quarter
(3Q 2008): -22.12%

As of September 30, 2011, the
most recent calendar quarter end,
the fund's Investor Class year-to-
date return was -14.77%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	10.11%	-3.53%	11/30/2006
Return After Taxes on Distributions	10.04%	-4.12%	11/30/2006
Return After Taxes on Distributions and Sale of Fund Shares	7.14%	-3.05%	11/30/2006
Institutional Class Return Before Taxes	10.33%	-3.34%	11/30/2006
A Class Return Before Taxes	3.66%	-5.14%	11/30/2006
C Class Return Before Taxes	9.02%	-4.49%	11/30/2006
R Class Return Before Taxes	9.57%	-4.02%	11/30/2006
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	-1.97%	11/30/2006

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Armando Lacayo, Portfolio Manager, has been a member of the team that manages the fund since 2010.

Elizabeth Xie, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund’s investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the portfolio managers rank, from most attractive to least attractive, the stocks of publicly-traded companies located in developed countries, excluding the United States and Canada, that have characteristics similar to those of the companies that comprise the MSCI EAFE® Index. This is determined by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. Examples are measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

Currently, the fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada,
Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom
and the United States.

The MSCI EAFE® (Europe, Australasia, Far East) Index was developed by Morgan Stanley Capital International and is designed to measure developed market equity performance, excluding the U.S. and Canada.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.

Though the fund invests primarily in securities issued by companies located in developed countries, it may also invest in emerging markets. The portfolio managers consider any company they determine to be located in a country that is not on the above list an emerging markets issuer. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

In addition, the portfolio managers intend to spread the fund’s holdings across different countries and geographic regions in an effort to manage the risks of an international portfolio.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they will invest at least 80% of the fund’s assets in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. When the managers believe it is prudent, the fund may invest a portion of its assets in forward currency exchange contracts and debt securities.

Equity securities include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

6

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; natural disasters; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States. Because of these risks, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

In addition, investments in foreign countries are subject to currency risk, meaning that because the fund’s investments are generally denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments.

Investing in securities of companies located in emerging market countries generally is riskier, sometimes significantly, than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are less diverse and mature subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility of investments in these countries and less liquidity. These countries also may lack the legal, business, regulatory and social framework to support securities markets.

The fund’s performance will likely be similar to the performance of its benchmark, the MSCI EAFE® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.  More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
International Core Equity	1.16%	0.96%	1.16%	1.16%	1.16%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Armando Lacayo

Mr. Lacayo, Portfolio Manager, has been a member of the team that manages the fund since he became a portfolio manager in 2010. He joined American Century Investments in 2009 as a senior quantitative analyst. From 2005 to 2009, he was the director of quantitative analysis for Munder Capital Management. He has a bachelor’s degree in mathematics from American University and an MBA from MIT Sloan School of Management.

Elizabeth Xie

Dr. Xie, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2007. She became a portfolio manager in 2010. From 2005 to 2007, she was a consultant for ERS Group. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

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Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our website by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent

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period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares

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•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A Class share, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Some shares are subject to a redemption fee if they are exchanged in this manner (see Redemptions under Additional Policies Affecting Your Investment).

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

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Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,0001
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

Investor, Institutional and R Class shares held for less than 60 days are subject to a redemption fee of 2.00%.  The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. This fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See Abusive Trading Practices, page 19.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

If you sell C or, in certain cases, A Class shares, you may pay a sales charge depending on how long you have held your shares, as described above.

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Shares redeemed in this manner may be subject to a redemption fee, if held less than a specified number of days (see Redemptions under Additional Policies Affecting Your Investment). You also may incur tax liability as a result of the redemption. A and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

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Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See Redemptions under Additional Policies Affecting Your Investment for a complete description of the redemption fee applicable to the fund.

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In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund generally pays distributions from net income, if any, once a year in December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the statement of additional information for a more complete discussion of the tax consequences of owning shares of the fund.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

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Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

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International Core Equity Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.95	$5.80	$9.72	$11.88	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.10	0.20	0.28	0.15
Net Realized and Unrealized Gain (Loss)	2.05	0.19	(3.87)	(1.69)	1.73
Total From Investment Operations	2.25	0.29	(3.67)	(1.41)	1.88
Distributions
From Net Investment Income	(0.12)	(0.14)	(0.25)	(0.21)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.12)	(0.14)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$8.08	$5.95	$5.80	$9.72	$11.88

Total Return(3)	38.09%	4.68%	(37.81)%	(12.30)%	18.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.18%	1.18%	1.17%	1.16%	1.18	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.53%	1.55%	3.09%	2.50%	2.30	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$2,755	$1,490	$1,704	$2,583	$1,493

1	November 30, 2006 (fund inception) through June 30, 2007.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

27

International Core Equity Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.96	$5.81	$9.73	$11.90	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.11	0.20	0.29	0.16
Net Realized and Unrealized Gain (Loss)	2.07	0.19	(3.86)	(1.69)	1.74
Total From Investment Operations	2.28	0.30	(3.66)	(1.40)	1.90
Distributions
From Net Investment Income	(0.14)	(0.15)	(0.26)	(0.23)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.14)	(0.15)	(0.26)	(0.77)	—
Net Asset Value, End of Period	$8.10	$5.96	$5.81	$9.73	$11.90

Total Return(3)	38.47%	4.88%	(37.65)%	(12.19)%	19.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98%	0.98%	0.97%	0.96%	0.98	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.73%	1.75%	3.29%	2.70%	2.50	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,116	$653	$862	$1,374	$1,208

1	November 30, 2006 (fund inception) through June 30, 2007.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

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International Core Equity Fund

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.94	$5.79	$9.71	$11.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.09	0.17	0.24	0.13
Net Realized and Unrealized Gain (Loss)	2.08	0.18	(3.86)	(1.68)	1.74
Total From Investment Operations	2.24	0.27	(3.69)	(1.44)	1.87
Distributions
From Net Investment Income	(0.11)	(0.12)	(0.23)	(0.18)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.11)	(0.12)	(0.23)	(0.72)	—
Net Asset Value, End of Period	$8.07	$5.94	$5.79	$9.71	$11.87

Total Return(3)	37.80%	4.42%	(38.00)%	(12.53)%	18.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.43%	1.43%	1.42%	1.41%	1.43	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.28%	1.30%	2.84%	2.25%	2.05	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,019	$730	$903	$1,485	$1,226

1	November 30, 2006 (fund inception) through June 30, 2007.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.

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International Core Equity Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$5.77	$9.66	$11.82	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	2.06	0.18	(3.83)	(1.67)	1.74
Total From Investment Operations	2.17	0.22	(3.70)	(1.52)	1.82
Distributions
From Net Investment Income	(0.05)	(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.05)	(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$8.04	$5.92	$5.77	$9.66	$11.82

Total Return(3)	36.72%	3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18%	2.18%	2.17%	2.16%	2.18	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.53%	0.55%	2.09%	1.50%	1.30	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$956	$631	$742	$1,156	$1,231

1	November 30, 2006 (fund inception) through June 30, 2007.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
4	Annualized.

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International Core Equity Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.93	$5.78	$9.69	$11.85	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.08	0.16	0.20	0.11
Net Realized and Unrealized Gain (Loss)	2.07	0.17	(3.85)	(1.67)	1.74
Total From Investment Operations	2.22	0.25	(3.69)	(1.47)	1.85
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.22)	(0.15)	—
From Net Realized Gains	—	—	—	(0.54)	—
Total Distributions	(0.09)	(0.10)	(0.22)	(0.69)	—
Net Asset Value, End of Period	$8.06	$5.93	$5.78	$9.69	$11.85

Total Return(3)	37.52%	4.16%	(38.13)%	(12.78)%	18.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.68%	1.68%	1.67%	1.66%	1.68	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.03%	1.05%	2.59%	2.00%	1.80	%(4)
Portfolio Turnover Rate	77%	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$988	$682	$652	$1,051	$1,203

1	November 30, 2006 (fund inception) through June 30, 2007.
2	Computed using average shares outstanding throughout the period.
3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4	Annualized.

31

Notes

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
International Core Equity Fund
Investor Class	928
Institutional Class	828
A Class	128
C Class	428
R Class	228
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72435   1110

October 31, 2011

American Century Investments Prospectus

Disciplined Growth Plus Fund Investor Class (ACDJX) Institutional Class (ACDKX) A Class (ACDQX) C Class (ACDHX) R Class (ACDWX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.46%	1.26%	1.46%	1.46%	1.46%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses1	0.76%	0.76%	0.76%	0.76%	0.76%
Dividends on Short Sales	0.50%	0.50%	0.50%	0.50%	0.50%
Interest Expense for Borrowings on Short Sales	0.25%	0.25%	0.25%	0.25%	0.25%
Other	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.22%	2.02%	2.47%	3.22%	2.72%

1	Other Expenses are based on estimated amounts for the current fiscal year.

2

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$226	$695
Institutional Class	$206	$635
A Class	$811	$1,301
C Class	$326	$994
R Class	$276	$846

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund was not in operation as of its fiscal year end, the fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The managers use quantitative models to construct the portfolio of equity securities for the fund. The fund invests approximately 130% of its assets in long positions, while 30% of its assets are sold short. A long position arises when the fund buys a security outright. A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The net investment exposure for the fund is a 100% long market exposure.

The portfolio managers buy, or take long positions in, equity securities that they have identified as the most attractive and take short positions in equity securities that they have identified as the least attractive using a multi-factor quantitative model in a two-step process. In the first step, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, using a stock selection model that focuses primarily on growth potential and earnings sustainability. In the second step, the managers build a portfolio that provides the optimal balance between risk and expected return.

The portfolio managers generally sell a stock from the fund's long portfolio when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund’s use of short selling as a primary investment strategy creates leverage in an attempt to increase returns.

Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Short Sales Risk – If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

•	Leverage Risk – The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.
•
Overweighting Risk – If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

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•	Growth Stocks – Investments in growth stocks may involve special risks and their prices tend to fluctuate more dramatically than the overall stock market.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please visit americancentury.com.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Scott Wittman, CFA, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

4

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization publicly-traded U.S. companies. The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors. To measure earnings sustainability, the managers use factors such as changes in operating margins, among others.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell stocks from the long portion of the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers take long positions in equity securities they have identified as the most attractive using the two-step process described above. The managers take short positions in equity securities they have identified as the least attractive. Under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. The fund invests approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of the long positions. The net investment exposure for the fund is a 100% long market exposure. The portfolio managers believe that this investment strategy enables it to reflect positive and negative views on individual stocks more significantly than a long-only portfolio and provide a greater opportunity to outperform its benchmark. While the fund generally will hold long positions equal to approximately 130% of the fund’s net assets and short positions equal to approximately 30% of the fund’s net assets, the amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. The fund’s long positions may range at any time from 110% to 150% and the fund’s short positions may range at any time from 10% to 50%.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Under normal circumstances, the fund’s security selection process may result in the managers taking long positions in a market sector or industry that is not offset, or not offset to the same extent, by corresponding short positions in the same market sector or industry, and vice versa. This may result in increased risk and opportunity for loss should the securities in a particular market sector or industry not perform as predicted by the fund’s security selection process. The managers use a bottom-up approach in selecting securities, which may result in market sectors or industries being over- or underweighted. If the security selection process finds more attractive stocks than unattractive stocks within a market sector or industry, then the managers would tend to overweight that sector or industry. Conversely, if the security selection process finds more unattractive stocks than attractive stocks within a sector or industry, the managers would tend to underweight that sector or industry.

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

6

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security. In addition, because the fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. In addition, the fund may not be able to close out a short position at a particular time or price advantageous to the fund and there is some risk the lender of the security sold short will terminate the loan at an inopportune time.

When the fund takes a short position, it borrows securities and then sells them, which effectively leverages the fund’s assets. Leveraging the fund’s investment portfolio may cause the fund to be more volatile because the use of leverage magnifies investment gains and losses of the fund. In addition, the use of leverage may cause the fund to sell portfolio securities at inopportune times in order to meet its obligations or to satisfy segregation requirements.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results. If the fund’s long and short positions do not perform as anticipated by the portfolio managers, the fund’s potential losses could exceed those of other mutual funds that hold only long stock portfolios.

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it.  Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

The fund will pay the advisor a unified management fee calculated by adding the appropriate Investment Category and Complex Fees from the following schedules:

Investment Category Fee Schedule
Category Assets	Fee Rate
First $1 billion	1.3000%
Next $5 billion	1.2400%
Next $15 billion	1.1960%
Next $25 billion	1.1490%
Next $50 billion	1.1220%
Next $150 billion	1.1190%
Thereafter	1.1180%

8

Complex Fee Schedule
Complex Assets	Investor, A, C and R Classes Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

A discussion regarding the basis for the Board of Director’s approval of the fund’s initial investment advisory contract will be available in the fund’s initial shareholder report.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Scott Wittman

Mr. Wittman, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer – Quantitative Equity and Asset Allocation in 2010. From 2005 to 2009, he was managing director-quantitative and alternative investments for Munder Capital Management. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Lynette Pang

Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since 2008. She joined American Century Investments in 1997 as an associate quantitative analyst and became a portfolio manager in 2006.  She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis.  She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

10

Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

11

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

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Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	Redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

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Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,0001
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

24

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

25

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
Disciplined Growth Plus Fund
Investor Class	991
Institutional Class	491
A Class	791
C Class	691
R Class	891
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72428   1110

October 31, 2011

American Century Investments Prospectus

Core Equity Plus Fund Investor Class (ACPVX) Institutional Class (ACPKX) A Class (ACPQX) C Class (ACPHX) R Class (ACPWX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Objectives, Strategies and Risks	5
Management	7
Investing Directly with American Century Investments	9
Investing Through a Financial Intermediary	11
Additional Policies Affecting Your Investment	16
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 11 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.31%	1.11%	1.31%	1.31%	1.31%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses1	0.76%	0.76%	0.76%	0.76%	0.76%
Dividends on Short Sales	0.50%	0.50%	0.50%	0.50%	0.50%
Interest Expense for Borrowings on Short Sales	0.25%	0.25%	0.25%	0.25%	0.25%
Other	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.07%	1.87%	2.32%	3.07%	2.57%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$211	$650
Institutional Class	$190	$589
A Class	$797	$1,259
C Class	$311	$950
R Class	$261	$801

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund was not in operation as of its fiscal year end, the fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The managers use quantitative models to construct the portfolio of equity securities for the fund. The fund invests approximately 130% of its assets in long positions, while 30% of its assets are sold short. A long position arises when the fund buys a security outright. A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The proceeds from the securities sold short are used to purchase an additional 30% of long positions. The net investment exposure for the fund is a 100% long market exposure.

The portfolio managers buy, or take long positions in, equity securities that they have identified as the most attractive and take short positions in equity securities that they have identified as the least attractive using a multi-factor quantitative model in a two-step process. In the first step, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, using a stock selection model that combines measures of both a stock’s value and its growth potential. In the second step, the managers build a portfolio that provides the optimal balance between risk and expected return.

The portfolio managers generally sell a stock from the fund's long portfolio when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund’s use of short selling as a primary investment strategy creates leverage in an attempt to increase returns.

Principal Risks

•
Style Risk — If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Short Sales Risk — If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

•	Leverage Risk — The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.
•
Overweighting Risk — If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

•
Benchmark Correlation — The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please visit americancentury.com.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Scott Wittman, CFA, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.

William Martin, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization publicly-traded U.S. companies. The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell stocks from the long portion of the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers take long positions in equity securities they have identified as the most attractive using the two-step process described above. The managers take short positions in equity securities they have identified as the least attractive. Under normal market conditions, they will invest at least 80% of the fund’s net assets plus borrowings in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The fund invests approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of the long positions. The net investment exposure for the fund is a 100% long market exposure. The portfolio managers believe that this investment strategy enables it to reflect positive and negative views on individual stocks more significantly than a long-only portfolio and provides a greater opportunity to outperform its benchmark. While the fund generally will hold long positions equal to approximately 130% of the fund’s net assets and short positions equal to approximately 30% of the fund’s net assets, the amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. The fund’s long positions may range at any time from 110% to 150% and the fund’s short positions may range at any time from 10% to 50%.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Under normal circumstances, the fund’s security selection process may result in the managers taking long positions in a market sector or industry that is not offset, or not offset to the same extent, by corresponding short positions in the same market sector or industry, and vice versa. This may result in increased risk and opportunity for loss should the securities in a particular market sector or industry not perform as predicted by the fund’s security selection process. The managers use a bottom-up approach in selecting securities, which may result in market sectors or industries being over- or underweighted. If the security selection process finds more attractive stocks than unattractive stocks within a market sector or industry, then the managers would tend to overweight that sector or industry. Conversely, if the security selection process finds more unattractive stocks than attractive stocks within a sector or industry, the managers would tend to underweight that sector or industry.

5

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security. In addition, because the fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. In addition, the fund may not be able to close out a short position at a particular time or price advantageous to the fund, and there is some risk the lender of the security sold short will terminate the loan at an inopportune time.

When the fund takes a short position, it borrows securities and then sells them, which effectively leverages the fund’s assets . Leveraging the fund’s investment portfolio may cause the fund to be more volatile because the use of leverage magnifies investment gains and losses of the fund. In addition, the use of leverage may cause the fund to sell portfolio securities at inopportune times in order to meet its obligations or to satisfy segregation requirements.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results. If the fund’s long and short positions do not perform as anticipated by the portfolio managers, the fund’s potential losses could exceed those of other mutual funds that hold only long stock portfolios.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

The fund will pay the advisor a unified management fee calculated by adding the appropriate Investment Category and Complex Fees from the following schedules:

Investment Category Fee Schedule
Category Assets	Fee Rate
First $1 billion	1.1500%
Next $5 billion	1.0900%
Next $15 billion	1.0460%
Next $25 billion	0.9990%
Next $50 billion	0.9720%
Next $150 billion	0.9690%
Thereafter	0.9680%

7

Complex Fee Schedule
Complex Assets	Investor, A, C and R Classes Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

A discussion regarding the basis for the Board of Director’s approval of the fund’s initial investment advisory contract will be available in the fund’s initial shareholder report.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Scott Wittman

Mr. Wittman, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer – Quantitative Equity and Asset Allocation in 2010. From 2005 to 2009, he was managing director-quantitative and alternative investments for Munder Capital Management. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2008. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management on our Web site by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts,
Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and
SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

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Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPS
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 1
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest  received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

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Notes

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Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
Core Equity Plus Fund
Investor Class	989
Institutional Class	489
A Class	789
C Class	689
R Class	289
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72429    1110

October 31, 2011

American Century Investments Prospectus

Strategic Inflation Opportunities Fund Investor Class (ASIOX) Institutional Class (ASINX) A Class (ASIDX) C Class (ASIZX) R Class (ASIUX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	4
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	14
Additional Policies Affecting Your Investment	19
Share Price and Distributions	23
Taxes	25
Multiple Class Information	27
Financial Highlights	28

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Fund Summary

Investment Objective

The fund seeks total real return.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.08%	0.88%	1.08%	1.08%	1.08%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.19%	0.99%	1.44%	2.19%	1.69%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$122	$378	$655	$1,443
Institutional Class	$101	$316	$548	$1,213
A Class	$713	$1,005	$1,317	$2,199
C Class	$223	$686	$1,175	$2,520
R Class	$172	$533	$919	$1,996

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.

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Principal Investment Strategies

The fund’s asset allocation strategy seeks to diversify its investments among U.S. Treasury inflation-indexed securities, commodity-related investments and non-U.S. dollar investments in an effort to provide investors total real return, which is total return reduced by the expected impact of inflation. The fund’s investment strategy has been designed in an effort to protect the fund’s investors from the effects of rising U.S. inflation. Under normal market conditions, the portfolio managers intend to diversify the fund’s investments as indicated in the following table. The table indicates the fund’s neutral mix, that is, how the fund’s investments generally will be allocated among its major asset classes over the long term, and the ranges within which the portfolio managers may make tactical allocations as a result of changing economic conditions or the portfolio managers’ inflation expectations. The portfolio managers will regularly review the fund’s asset mix and adjust the allocation among asset classes as necessary to provide the fund what they believe is the most favorable outlook for achieving the fund’s objective. By adjusting the allocation among asset classes the portfolio managers can moderate risks associated with each asset category.
	U.S. Inflation-Indexed and other U.S. Fixed-Income Securities	Commodity-Related Investments	Non-U.S. Dollar Investments
Neutral Mix	50%	25%	25%
Operating Ranges	30-70%	15-35%	15-35%

To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them.

The portfolio managers may also purchase U.S. Treasury securities, U.S. Treasury futures, and other U.S. fixed-income securities that are not linked to inflation whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. A portion of these investments may be in high-yield securities. The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such instruments are in keeping with the fund’s investment objective.

The fund also will invest a portion of its assets in commodity-related investments. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. Under normal market conditions, these assets will be allocated between equity securities of U.S. and foreign companies engaged in commodity-related businesses and underlying investible commodities.  Investments in equity securities of foreign companies engaged in commodity-related businesses do not apply to the fund’s neutral mix or operating range for non-U.S. dollar investments. To achieve exposure to underlying commodities, the fund will invest in commodity-linked notes, commodity-related exchange traded notes (ETNs), and exchange traded funds (ETFs) or other pooled investment funds of underlying commodities, commodity indices or resource indices.

The fund also will invest a portion of its assets in securities of foreign issuers, including issuers located in emerging markets.  In managing the fund’s non-U.S. dollar investments, the fund will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or with foreign currency forward contracts.

Foreign currency forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.

The fund may also invest in high-quality non-dollar-denominated foreign government and foreign corporate debt securities, as well as inflation-indexed securities issued by foreign governments and corporations. When the managers believe it is prudent, the fund may also invest a portion of the assets from this portion in equity securities of foreign companies. Within this non-U.S. dollar portion, the fund may also invest in short-term securities, including money markets, securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and commercial paper.

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Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s investment style, which is designed for high and rising inflationary cycles, the fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.

•
Nondiversification – The fund is classified as nondiversified.  A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities.  If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case for a diversified fund.

•
Real Interest Rate Risk – Inflation-indexed securities trade at prevailing real, or after-inflation, interest rates. Changes in real interest rates affect the value of such securities. Generally, when real interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when real interest rates decline.

•
Credit Risk – The value of the fund’s fixed-income securities will be affected adversely by any erosion, or perceived erosion, in the ability of the issuers of these securities to make interest and principal payments as they become due.

•
Foreign Securities Risk – The fund invests in foreign securities, which are generally riskier than U.S. securities. As a result, the fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Because of these risks, and others, securities of foreign issuers may be less liquid, more volatile, and harder to value than U.S. securities.

•
Currency Risk – The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends can be volatile, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Commodity Investing Risk – The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities.  The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

•
Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk.

•
Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information will indicate the volatility of the fund’s historical returns from year to year. For current performance information, including yields, please call us or visit americancentury.com.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 1983.

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010 and has served on teams managing quantitative equity investments since 1990.

Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 1987.

John A. Lovito, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 2009.

Federico Garcia Zamora, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks total real return.

What are the fund’s principal investment strategies?

The fund’s asset allocation strategy seeks to diversify its investments among U.S. Treasury inflation-indexed securities, commodity-related investments and non-U.S. dollar investments in an effort to provide investors total real return, which is total return reduced by the expected impact of inflation. The fund’s investment strategy has been designed in an effort to protect the fund’s investors from the effects of rising U.S. inflation. Under normal market conditions, the portfolio managers intend to diversify the fund’s investments as indicated in the following table. The table indicates the fund’s neutral mix, that is, how the fund’s investments generally will be allocated among its major asset classes over the long term, and the ranges within which the portfolio managers may make tactical allocations as a result of changing economic conditions or the portfolio managers’ inflation expectations. The fund’s allocations may vary from the neutral mix and operating ranges listed below for short-term periods. These variations may be due to differences in asset class performance or prevailing market conditions. The portfolio managers will regularly review the fund’s asset mix and adjust the allocation among asset classes as necessary to provide the fund what they believe is the most favorable outlook for achieving the fund’s objective. For example, if the portfolio managers feel at any point that their inflation expectations are not accurately reflected in the prices for inflation-indexed U.S. Treasury securities, the portfolio managers will make tactical adjustments to the fund’s asset mix to reflect this perceived under- or over- pricing of inflation expectations. In addition, by adjusting the allocation among asset classes, the portfolio managers can moderate risks associated with each asset category.
	U.S. Inflation-Indexed and other U.S. Fixed-Income Securities	Commodity-Related Investments	Non-U.S. Dollar Investments
Neutral Mix	50%	25%	25%
Operating Ranges	30-70%	15-35%	15-35%

U.S. Inflation-Indexed and Other U.S. Fixed-Income Securities

To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed U.S. debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them.

Securities issued by the U.S. Treasury and certain U.S. government agencies, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government. Securities issued by other U.S. government agencies, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies are authorized to borrow from the U.S. Treasury to meet their obligations.

The fund also may invest up to 20% of its assets devoted to this asset class in fixed-income securities that are not linked to inflation. These securities may include U.S. Treasury securities and other debt securities, including mortgage- and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. The fund may also invest up to 10% of its assets devoted to this asset class in high-yield securities.

The portfolio managers are not limited to a specific weighted average maturity range. However, the portfolio managers monitor the fund’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The portfolio managers also may invest a portion of this asset class in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), provided that such instruments are in keeping with the fund’s investment objective. The fund may purchase securities in a number of different ways to seek higher rates of return. For example, by using when-issued and forward commitment transactions, the fund may purchase securities in advance to generate additional income.

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The portfolio managers decide which debt securities to buy and sell in this portion of the fund by

•	determining which debt securities help meet the portfolio managers’ maturity parameters for the fund;
•	identifying debt securities that satisfy the fund’s credit quality standards;
•	evaluating current economic conditions and assessing the risk of inflation; and
•	evaluating special features of the debt securities that may make them more or less attractive.

Commodity-Related Investments

The fund also will invest a portion of its assets in commodity-related investments.  Under normal market conditions, these assets will be allocated between equity securities of U.S. and foreign companies engaged in commodity-related businesses and underlying investible commodities. To achieve exposure to underlying commodities, the fund will invest in commodity-linked notes, commodity-related exchange traded notes (ETNs), and exchange traded funds (ETFs) or other pooled investment funds of underlying commodities, commodity indices or resource indices.

A commodity is an asset that has tangible properties, such as oil, metals and agricultural products.

Commodity-linked notes are linked to a single commodity or all or part of a commodities index and allow the fund to gain exposure to the commodity markets.  The value of these commodity-related investments will generally rise or fall in response to changes in the underlying commodity or related commodity index.

The portfolio managers also may allocate some of the assets in this portion of the fund to real estate investment trusts (REITs) and REIT ETFs.

A real estate investment trust (REIT) invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

The portfolio managers generally sell securities from this portion of the fund when they believe:

•	a security has become less attractive relative to other opportunities;
•	a security’s risk characteristics outweigh its return opportunity; or
•	specific events alter the security’s prospects.

Investments in equity securities of foreign companies engaged in commodity-related businesses do not apply to the fund’s neutral mix or operating range for non-U.S. dollar investments.

Non-U.S. Dollar Investments

The fund also will invest a portion of its assets in securities of foreign issuers, including issuers located in emerging markets. In determining where an issuer is located, the portfolio managers will consider various factors, including where the issuer is headquartered, where the issuer's principal operations are located, where the issuer's revenues are derived, where the principal trading market is located and the country in which the issuer was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The fund considers a security to be an emerging markets security if its issuer is located outside the following list of developed countries: Australia, Austria, Belgium, Bermuda, Canada, Denmark,
Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United
Kingdom and the United States.

In managing the fund’s non-U.S. dollar investments, the fund will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or with foreign currency forward contracts. The fund may also invest in high-quality non-dollar-denominated foreign government and foreign corporate debt securities. High-quality debt securities are fixed-income investments, such as notes, bonds, commercial paper, debentures, and mortgage- and asset-backed securities that have been rated by an independent rating agency in its top two credit quality categories or determined by the advisor to be of comparable credit quality. The fund also may purchase inflation-indexed securities issued by foreign governments and corporations. Within this non-U.S. dollar portion, the fund may also invest in short-term securities, including money markets, securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, commercial paper, and other U.S.-dollar debt investments.

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The portfolio managers determine whether to buy and sell securities for this portion of the fund by using a combination of fundamental research and bond and currency valuation models, including the following:

•	Economic/Political Fundamentals – The portfolio managers evaluate each country’s economic climate and political discipline for controlling deficits and inflation.
•	Expected Return– Using economic forecasts, the portfolio managers project the expected return for each country.
•	Relative Value – By contrasting expected risks and returns for investments in each country, the portfolio managers select those countries expected to produce the best return at reasonable risk.

The fund sells holdings from this portion of the fund for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.

The fund also may invest some of the assets devoted to Non-U.S. Dollar Investments in equity securities of foreign companies and derivative instruments such as options, futures contracts, options on futures contracts, foreign currency exchange contracts, or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or traditional U.S. government securities. To the extent the fund assumes a defensive position, it will not be pursuing its investment objective. A description of the policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

If at any time the market is not favoring the fund’s investment style, which is designed for high and rising inflationary cycles, the fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.

Inflation-indexed securities offer a return linked to inflation. They are designed to protect investors from a loss of value due to inflation. However, inflation-indexed securities are still subject to the effects of changes in market interest rates caused by factors other than inflation, or so-called real interest rates. Because inflation-indexed securities trade at prevailing real, or after-inflation, interest rates, changes in these rates affect the value of such securities owned by the fund. Generally, when real interest rates rise, the value of these securities will decline. The opposite is true when real interest rates decline.

The real interest rate is the current market interest rate minus the expected impact of inflation.

Investment in debt securities issued by entities other than the U.S. Treasury or U.S. government and its agencies and instrumentalities may increase the potential credit risk associated with the fund. Though the fund may invest in high-yield securities, the fund will attempt to mitigate this additional risk by generally limiting its investments in fixed-income securities to issuers whose credit has been rated investment grade or higher, or, if unrated, determined to be of equivalent credit quality by the advisor.

An investment-grade security is one that has been rated by an independent rating agency in its top four credit quality categories or determined by the advisor to be of comparable credit quality.

Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect. To the extent the fund invests in high-yield securities, the fund will be subject to a higher degree of credit risk. Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities.  The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments also may be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes, and economic, political and regulatory developments.

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U. S. securities. These risks are summarized below.

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•
Currency Risk. In addition to changes in the value of the fund’s investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. The fund’s investments, however, generally are held in the foreign currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends can be volatile, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Political and Economic Risk. The fund invests in foreign debt securities, which are generally riskier than U.S. debt securities. As a result, the fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

•
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund by causing the fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing fund assets to be uninvested for some period of time.

•
Availability of Information and Regulatory Risk. Generally, foreign companies are not subject to the regulatory controls or uniform accounting, auditing and financial reporting, investor protection and disclosure standards imposed on U.S. issuers. As a result, there may be less publicly-available information about foreign issuers than is available regarding U.S. issuers.

Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities. Smaller companies may have more limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.  In addition, investments in foreign countries are subject to currency risk, meaning that because the fund’s investments are generally denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

The fund is classified as nondiversified.  This means that the fund’s portfolio managers may choose to invest in a relatively small number of securities.  If so, a price change in any one of these securities may have a greater impact on the fund’s share price than would be the case if the fund were diversified.  In addition, the fund may be more volatile than if it was diversified.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the instrument. Gains or losses involving some futures, options, and other derivatives may be substantial – in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The value of the fund's shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
Strategic Inflation Opportunities	0.94%	0.74%	0.94%	0.94%	0.94%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Robert V. Gahagan

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983. He became a portfolio manager in 1991.  He has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1989 and became a portfolio manager in 1991. He has shared primary responsibility for the management of the fund since 2010, and has served on teams managing quantitative equity investments since 1990. He has a bachelor's degree in economics from the University of Illinois. He is a CFA charterholder.

Brian Howell

Mr. Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987. He became a portfolio manager in 1996. He has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in mathematics/statistics and an MBA from the University of California – Berkeley.

John A. Lovito

Mr. Lovito, Vice President and Senior Portfolio Manager, joined American Century Investments in 2009. He has shared primary responsibility for the management of the fund since 2010 and has served on teams managing fixed-income investments since joining the advisor. Prior to joining American Century Investments in 2009, he spent seven years at Lehman Brothers Asset Management, most recently as managing director and head of global fixed-income strategies. He previously served as senior vice president and team leader for international fixed-income at Lehman Brothers Asset Management. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.

Federico Garcia Zamora

Mr. Garcia Zamora, Vice President and Portfolio Manager, joined American Century Investments in 2008. He has shared primary responsibility for the management of the fund since 2010 and has served on teams managing fixed-income investments since joining the advisor. Prior to joining American Century Investments in 2008, he spent four years at Lehman Brothers Asset Management, serving as portfolio manager and foreign exchange strategist. Prior to joining Lehman Brothers, he was a senior consultant with the Ministry of Economy – Secretariat of Finance in Buenos Aires, Argentina. He has a licentiate degree in economics from the Universidad Nacional del Sur, a master's degree in capital markets from the Universidad de Buenos Aires and an MBA in finance and international business from Columbia University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

11

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts,
Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP-
and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.
* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

13

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase.  Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor).  See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of

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Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010.  However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½

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•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,0001
Employer-sponsored retirement plans2	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions from net income quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of

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fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fee for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

27

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

28

Strategic Inflation Opportunities Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.01
Net Realized and Unrealized Gain (Loss)	1.10	(0.42)
Total From Investment Operations	1.22	(0.41)
Distributions
From Net Investment Income	(0.10)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$10.71	$9.59

Total Return(4)	12.78%	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	0.95%	0.95	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.09%	1.09	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	0.79	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.13%	0.65	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$53,696	$4,044

1	April 30, 2010 (fund inception) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
6	Annualized.

29

Strategic Inflation Opportunities Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.02
Net Realized and Unrealized Gain (Loss)	1.09	(0.43)
Total From Investment Operations	1.24	(0.41)
Distributions
From Net Investment Income	(0.12)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$10.71	$9.59

Total Return(4)	12.93%	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	0.75%	0.75	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	0.89%	0.89	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.47%	0.99	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.33%	0.85	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$5,428	$144

1	April 30, 2010 (fund inception) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
6	Annualized.

30

Strategic Inflation Opportunities Fund

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.01
Net Realized and Unrealized Gain (Loss)	1.06	(0.43)
Total From Investment Operations	1.19	(0.42)
Distributions
From Net Investment Income	(0.08)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.08)	—
Net Asset Value, End of Period	$10.69	$9.58

Total Return(4)	12.50%	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.20%	1.20	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.34%	1.34	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	0.54	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.88%	0.40	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$30,416	$3,370

1	April 30, 2010 (fund inception) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
6	Annualized.

31

Strategic Inflation Opportunities Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	—	(3)
Net Realized and Unrealized Gain (Loss)	1.03	(0.43)
Total From Investment Operations	1.11	(0.43)
Distributions
From Net Investment Income	(0.03)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.03)	—
Net Asset Value, End of Period	$10.65	$9.57

Total Return(4)	11.64%	(4.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.95%	1.95	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	2.09%	2.09	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.21	)%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.13%	(0.35	)%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$6,167	$356

1	April 30, 2010 (fund inception) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
5	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
6	Annualized.

32

Strategic Inflation Opportunities Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	1.15	(0.43)
Total From Investment Operations	1.16	(0.42)
Distributions
From Net Investment Income	(0.07)	—
From Net Realized Gains	— (3)	—
Total Distributions	(0.07)	—
Net Asset Value, End of Period	$10.67	$9.58

Total Return(4)	12.10%	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.45%	1.45	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	1.59%	1.59	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.29	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.63%	0.15	%(6)
Portfolio Turnover Rate	52%	0%
Net Assets, End of Period (in thousands)	$124	$144

1	April 30, 2010 (fund inception) through June 30, 2010.
2	Computed using average shares outstanding throughout the period.
3	Per-share amount was less than $0.005.
4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
5	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
6	Annualized.

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
Strategic Inflation Opportunities Fund
Investor Class	898
Institutional Class	1198
A Class	1398
C Class	1298
R Class	1098
Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72438   1110

October 31, 2011

American Century Investments Prospectus

NT Core Equity Plus Institutional Class (ACNKX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investments Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	11
Taxes	13

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fee	1.11%
Distribution and Service (12b-1) Fees	None
Other Expenses1	0.76%
Dividends on Short Sales	0.50%
Interest Expense for Borrowings on Short Sales	0.25%
Other	0.01%
Total Annual Fund Operating Expenses	1.87%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$190	$589

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.

Principal Investments Strategies

The managers use quantitative models to construct the portfolio of equity securities for the fund. The fund invests approximately 130% of its assets in long positions, while 30% of its assets are sold short. A long position arises when the fund buys a security outright. A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The proceeds from the securities sold short are used to purchase an additional 30% of long positions. The net investment exposure for the fund is a 100% long market exposure.

The portfolio managers buy, or take long positions in, equity securities that they have identified as the most attractive and take short positions in equity securities that they have identified as the least attractive using a multi-factor quantitative model in a two-step process. In the first step, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, using a stock selection model that combines measures of both a stock’s value and its growth potential. In the second step, the managers build a portfolio that provides the optimal balance between risk and expected return.

2

The portfolio managers generally sell a stock from the fund's long portfolio when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund’s use of short selling as a primary investment strategy creates leverage in an attempt to increase returns.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

Principal Risks

•
Style Risk — If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Short Sales Risk — If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

•	Leverage Risk — The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.
•
Overweighting Risk — If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

•
Benchmark Correlation — The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Tobacco Exclusion — The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancentury.com.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Scott Wittman, CFA, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011.

3

Purchase and Sale of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

4

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The fund invests primarily in large capitalization publicly-traded U.S. companies. The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell stocks from the long portion of the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers take long positions in equity securities they have identified as the most attractive using the two-step process described above. The managers take short positions in equity securities they have identified as the least attractive. Under normal market conditions, they will invest at least 80% of the fund’s net assets plus borrowings for investment purposes in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The fund invests approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of the long positions. The net investment exposure for the fund is a 100% long market exposure. The portfolio managers believe that this investment strategy enables it to reflect positive and negative views on individual stocks more significantly than a long-only portfolio and provides a greater opportunity to outperform its benchmark. While the fund generally will hold long positions equal to approximately 130% of the fund’s net assets and short positions equal to approximately 30% of the fund’s net assets, the amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. The fund’s long positions may range at any time from 110% to 150% and the fund’s short positions may range at any time from 10% to 50%.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Under normal circumstances, the fund’s security selection process may result in the managers taking long positions in a market sector or industry that is not offset, or not offset to the same extent, by corresponding short positions in the same market sector or industry, and vice versa. This may result in increased risk and opportunity for loss should the securities in a particular market sector or industry not perform as predicted by the fund’s security selection process. The managers use a bottom-up approach in selecting securities, which may result in market sectors or industries being over- or underweighted. If the security selection process finds more attractive stocks than unattractive stocks within a market sector or industry, then the managers would tend to overweight that sector or industry. Conversely, if the security selection process finds more unattractive stocks than attractive stocks within a sector or industry, the managers would tend to underweight that sector or industry.

5

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities and debt securities. The fund limits its purchase of debt securities to investment-grade obligations.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security. In addition, because the fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. In addition, the fund may not be able to close out a short position at a particular time or price advantageous to the fund, and there is some risk the lender of the security sold short will terminate the loan at an inopportune time.

When the fund takes a short position, it borrows securities and then sells them, which effectively leverages the fund’s assets. Leveraging the fund’s investment portfolio may cause the fund to be more volatile because the use of leverage magnifies investment gains and losses of the fund. In addition, the use of leverage may cause the fund to sell portfolio securities at inopportune times in order to meet its obligations or to satisfy segregation requirements.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results. If the fund’s long and short positions do not perform as anticipated by the portfolio managers, the fund’s potential losses could exceed those of other mutual funds that hold only long stock portfolios.

The fund is not permitted to invest in certain tobacco related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.  More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The fund will pay the advisor a unified management fee calculated by adding the appropriate Investment Category and Complex Fees from the following schedules:

Investment Category Fee Schedule
Category Assets	Fee Rate
First $1 billion	1.1500%
Next $5 billion	1.0900%
Next $15 billion	1.0460%
Next $25 billion	0.9990%
Next $50 billion	0.9720%
Next $150 billion	0.9690%
Thereafter	0.9680%

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Complex Fee Schedule
Complex Assets	Institutional Class Fee Rate
First $2.5 billion	0.1100%
Next $7.5 billion	0.1000%
Next $15 billion	0.0985%
Next $25 billion	0.0970%
Next $25 billion	0.0870%
Next $25 billion	0.0800%
Next $25 billion	0.0700%
Next $25 billion	0.0650%
Next $25 billion	0.0600%
Next $25 billion	0.0550%
Thereafter	0.0500%

A discussion regarding the basis for the Board of Director’s approval of the fund’s initial investment advisory contract will be available in the fund’s initial shareholder report.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Scott Wittman

Mr. Wittman, Chief Investment Officer - Quantitative Equity and Asset Allocation, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer – Quantitative Equity and Asset Allocation in 2010. From 2005 to 2009, he was managing director-quantitative and alternative investments for Munder Capital Management. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

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Investing with American Century Investments

Purchase of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

9

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case they are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary income	Ordinary income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

13

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

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Notes

15

Notes

16

Notes

17

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
NT Core Equity Plus
Institutional Class	467
Investment Company Act File No. 811-5447

American Century Investments
americancentury.com
Institutional Class
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

CL-PRS-72368  1110

October 31, 2011 American Century Investments Statement of Additional Information American Century Quantitative Equity Funds, Inc.

Core Equity Plus Fund
Investor Class (ACPVX)
Institutional Class (ACPKX)
A Class (ACPQX)
C Class (ACPHX)
R Class (ACPWX)

Disciplined Growth Fund
Investor Class (ADSIX)
Institutional Class (ADCIX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)

Disciplined Growth Plus Fund
Investor Class (ACDJX)
Institutional Class (ACDKX)
A Class (ACDQX)
C Class (ACDHX)
R Class (ACDWX)

Equity Growth Fund
Investor Class (BEQGX)
Institutional Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)

Equity Market Neutral Fund
Investor Class (ALHIX)
Institutional Class (ALISX)
A Class (ALIAX)
C Class (ALICX)
R Class (ALIRX)

Global Gold Fund
Investor Class (BGEIX)
Institutional Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Income & Growth Fund
Investor Class (BIGRX)
Institutional Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)

International Core Equity Fund
Investor Class (ACIMX)
Institutional Class (ACIUX)
A Class (ACIQX)
C Class (ACIKX)
R Class (ACIRX)

NT Core Equity Plus Fund
Institutional Class (ACNKX)

NT Equity Growth Fund
Institutional Class (ACLEX)

NT Small Company Fund
Institutional Class (ACLOX)

Small Company Fund
Investor Class (ASQIX)
Institutional Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)

Strategic Inflation
Opportunities Fund
Investor Class (ASIOX)
Institutional Class (ASINX)
A Class (ASIDX)
C Class (ASIZX)
R Class (ASIUX)

Utilities Fund
Investor Class (BULIX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated
October 31, 2011, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at the address or telephone numbers listed on the back cover or visit
American Century Investments’ Web site at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual reports by calling 1-800-345-2021.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

The Funds’ History	2
Fund Investment Guidelines	4
Disciplined Growth, Equity Growth, Income & Growth, International Core Equity, NT Equity Growth,
NT Small Company and Small Company	4
Equity Market Neutral	5
Global Gold	5
Utilities	6
Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus	7
Strategic Inflation Opportunities	7
Fund Investments and Risks	7
Investment Strategies and Risks	7
Investment Policies	27
Portfolio Turnover	29
Disclosure of Portfolio Holdings	30
Management	34
Board of Directors	34
Officers	41
Code of Ethics	41
Proxy Voting Guidelines	42
The Funds’ Principal Shareholders	43
Service Providers	43
Investment Advisor	43
Portfolio Managers	47
Transfer Agent and Administrator	51
Sub-Administrator	51
Distributor	51
Custodian Banks	52
Independent Registered Public Accounting Firm	52
Brokerage Allocation	52
Regular Broker-Dealers	55
Information About Fund Shares	56
Multiple Class Structure	56
Valuation of a Fund’s Securities	59
Taxes	60
Federal Income Taxes	60
State and Local Taxes	62
Financial Statements	62

Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Funds’ History

American Century Quantitative Equity Funds, Inc. is a registered open-end management investment company organized as a Maryland corporation. It is the successor in interest to American Century Quantitative Equity Funds, originally organized as a California corporation named Benham Equities, Inc. on December 31, 1987. From August 18, 1988, to January 1, 1997, it was known as Benham Equity Funds. Throughout the statement of additional information, we refer to American Century Quantitative Equity Funds, Inc. as the corporation. Prior to January 1, 2007, each fund, except for International Core Equity, had a fiscal year ended December 31. Beginning on January 1, 2007, each fund with a fiscal year ended December 31 changed its fiscal year end to June 30.

Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Effective June 30, 2008, Long-Short Equity Fund was renamed Long-Short Market Neutral Fund. Effective November 1, 2010, Long-Short Market Neutral Fund was renamed Equity Market Neutral Fund. Effective October 31, 2011, Disciplined Growth 130/30 Fund was renamed Disciplined Growth Plus Fund and Equity Growth 130/30 Fund was renamed Core Equity Plus Fund.

Fund/Class	Ticker Symbol	Inception Date
Core Equity Plus
Investor Class	ACPVX	10/31/2011
Institutional Class	ACPKX	10/31/2011
A Class	ACPQX	10/31/2011
C Class	ACPHX	10/31/2011
R Class	ACPWX	10/31/2011
Disciplined Growth
Investor Class	ADSIX	09/30/2005
Institutional Class	ADCIX	09/30/2005
A Class	ADCVX	09/30/2005
C Class	ADCCX	09/28/2007
R Class	ADRRX	09/30/2005
Disciplined Growth Plus
Investor Class	ACDJX	10/31/2011
Institutional Class	ACDKX	10/31/2011
A Class	ACDQX	10/31/2011
C Class	ACDHX	10/31/2011
R Class	ACDWX	10/31/2011
Equity Growth
Investor Class	BEQGX	05/09/1991
Institutional Class	AMEIX	01/02/1998
A Class	BEQAX	10/09/1997
C Class	AEYCX	07/18/2001
R Class	AEYRX	07/29/2005
Equity Market Neutral
Investor Class	ALHIX	09/30/2005
Institutional Class	ALISX	09/30/2005
A Class	ALIAX	09/30/2005
C Class	ALICX	09/30/2005
R Class	ALIRX	09/30/2005

Fund/Class	Ticker Symbol	Inception Date
Global Gold
Investor Class	BGEIX	08/17/1988
Institutional Class	AGGNX	09/28/2007
A Class	ACGGX	05/06/1998
C Class	AGYCX	09/28/2007
R Class	AGGWX	09/28/2007
Income & Growth
Investor Class	BIGRX	12/17/1990
Institutional Class	AMGIX	01/28/1998
A Class	AMADX	12/15/1997
C Class	ACGCX	06/28/2001
R Class	AICRX	08/29/2003
International Core Equity
Investor Class	ACIMX	11/30/2006
Institutional Class	ACIUX	11/30/2006
A Class	ACIQX	11/30/2006
C Class	ACIKX	11/30/2006
R Class	ACIRX	11/30/2006
NT Core Equity Plus
Institutional Class	ACNKX	12/01/2011
NT Equity Growth
Institutional Class	ACLEX	05/12/2006
NT Small Company
Institutional Class	ACLOX	05/12/2006
Small Company
Investor Class	ASQIX	07/31/1998
Institutional Class	ASCQX	10/01/1999
A Class	ASQAX	09/07/2000
C Class	ASQCX	03/01/2010
R Class	ASCRX	08/29/2003
Strategic Inflation Opportunities
Investor Class	ASIOX	04/30/2010
Institutional Class	ASINX	04/30/2010
A Class	ASIDX	04/30/2010
C Class	ASIZX	04/30/2010
R Class	ASIUX	04/30/2010
Utilities
Investor Class	BULIX	03/01/1993

Fund Investment Guidelines

This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with individual funds also appear herein, while techniques and risks applicable to all of the funds appear in the section, Investment Strategies and Risks, which begins on page 7. In the case of the funds’ principal investment strategies, these descriptions elaborate upon the discussion contained in the prospectuses.

Each fund, except Global Gold and Strategic Inflation Opportunities, is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

Global Gold and Strategic Inflation Opportunities are classified as nondiversified. Nondiversified means that these funds may invest a greater portion of their assets in a smaller number of securities than a diversified fund.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company); and
(2)
with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.

Disciplined Growth, Equity Growth, Income & Growth, International Core Equity,
NT Equity Growth, NT Small Company and Small Company

In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the advisor’s intention that each fund, except for International Core Equity, will generally consist of domestic and foreign common stocks and equity-equivalent securities. It is the advisor’s intention that International Core Equity will generally consist of foreign common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds’ management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those discussed under Investment Strategies and Risks, when such a course is deemed appropriate in order to pursue a fund’s investment objective. Senior securities that, in the opinion of the manager, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the portfolio managers intend to keep the funds fully invested in stocks, regardless of the movement of stock prices generally. In most circumstances, each fund’s actual level of cash and cash equivalents will be less than 10%. The managers may use futures contracts as a way to expose each fund’s cash assets to the market, while maintaining liquidity. The managers may not leverage a fund’s portfolio, so there is no greater market risk to the funds than if they purchase stocks. See Derivative Securities, page 10, Futures and Options, page 14 and Short-Term Securities, page 25.

Equity Market Neutral

Over time, Equity Market Neutral aims to achieve its returns with reduced volatility and reduced market correlation as compared to a traditional equity fund that holds only long positions. A traditional equity fund is fully exposed to the equity market and thus bears the full market risk of its investments. Equity Market Neutral, however, seeks to reduce its exposure to market movements by combining a short portfolio (being in a position to profit when securities prices go down) with a long portfolio (being in a position to profit when securities prices go up). Reduced exposure to the equity market using this strategy should contribute to lower overall volatility of the fund’s returns. In addition, the fund’s variation in returns should be somewhat different from a traditional U.S. equity fund. Traditional U.S. equity funds normally produce positive returns in bull markets and negative returns in bear markets, making them correlated with the overall market. A primary goal of Equity Market Neutral is to provide positive returns independent of equity market conditions. The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.

Global Gold

In general, within the restrictions outlined here and in Global Gold’s prospectus, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. One of the non-stock investments the portfolio managers may make is in gold itself, as described below.

Gold Bullion. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The fund’s ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund’s shares are qualified for sale.

Fund assets may be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion also is sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office, which certifies the bar’s purity. Bars of gold bullion historically have traded primarily in New York, London and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold generally will be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers, unless, in the portfolio managers’ opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs and insurance expenses, and may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Because gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

As is the case with respect to virtually all investments, there are risks inherent in Global Gold’s policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described elsewhere in this statement of additional information, such investments may involve the following special considerations:

Fluctuations in the Price of Gold. The price of gold may be subject to substantial movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries, world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the fund’s investments in such securities also may be affected. Large purchases or sales of gold bullion could have an effect on the price of gold bullion. Sales by central banks of gold bullion from their reserves and/or rumors of such sales may have a negative effect on gold prices.

Potential Effect of Concentration of Source of Supply and Control of Sales. Currently, there are only four major sources of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

Unpredictable Monetary Policies, Economic and Political Conditions. The fund’s assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

Expertise of the Investment Manager. The successful management of the fund’s portfolio may be more dependent upon the skills and expertise of its portfolio managers than is the case for most mutual funds because of the need to evaluate the factors identified above.

Utilities

Because Utilities concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

Regulatory Risks. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they also may restrict a company’s access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

Natural Resource Risks. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.

Environmental Risks. There are considerable costs associated with environmental compliance, nuclear waste cleanup and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat and air conditioning), which, in turn, affects utility revenues.

Technology and Competitive Risks. The introduction and phase-in of new technologies can affect a utility company’s competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

The increasing role of independent power producers (IPPs) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

Interest Rate Risks. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus

Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus seek to maintain investment portfolios with approximately 130% long exposure and 30% short exposure, for a net 100% long market exposure. This structure seeks to provide investors with the potential for greater risk-adjusted returns than a long-only portfolio, while maintaining a similar investment style and risk characteristics.  Though the fund will generally hold long positions equal to 130% and short positions equal to 30% of its equity assets, the long and short positions may vary over time depending on market conditions.  The funds’ long positions may range from 110% to 150% and the funds’ short positions may range from 10% to 50%.

Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus will be managed using quantitative models similar to those employed by Disciplined Growth, Equity Growth and NT Equity Growth, respectively (see discussion on page 4). The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.

Strategic Inflation Opportunities

Strategic Inflation Opportunities seeks to diversify its investments among U.S. Treasury inflation-indexed securities, commodity-related investments and non-U.S. dollar investments in an effort to protect the fund’s investors from the effects of rising U.S. inflation.  To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them.  In this portion, the fund also may invest in fixed-income securities that are not linked to inflation, such as U.S. Treasury securities and U.S. Treasury futures. The fund also will invest a portion of its assets in commodity-related investments.  These investments may include commodity-linked notes, equity securities of companies engaged in commodity-related business, real estate investment trusts and other commodity-related investments. The fund also will invest a portion of its assets in securities of foreign issuers, including issuers located in emerging markets.  In this portion of the fund, the fund will invest in foreign currency instruments and high-quality non-dollar-denominated foreign government and foreign corporate debt securities. The fund also may purchase inflation-indexed securities issued by non-U.S. government entities and equity securities of foreign companies.

Fund Investments and Risks

Investment Strategies and Risks

This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.

Asset-Backed Securities (ABS)

Strategic Inflation Opportunities may invest in asset-backed securities. ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, the financial institution providing any credit enhancement, and subordination levels.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although a fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Commercial Paper

Strategic Inflation Opportunities may invest in commercial paper (CP) that is issued by utility, financial, and industrial companies, supranational organizations and foreign governments and their agencies and instrumentalities. Rating agencies assign ratings to CP issuers indicating the agencies’ assessment of credit risk. Investment-grade CP ratings assigned by three rating agencies are provided in the following table.

	Moody’s Investors Service, Inc.	Standard & Poor’s	Fitch Investors Service, Inc.
Highest Ratings	Prime-1	A-1/A-1+	F-1/F-1+
	Prime-2	A-2	F-2
	Prime-3	A-3	F-3

Some examples of CP and CP issuers are provided in the following paragraphs.

Domestic CP is issued by U.S. industrial and finance companies, utility companies, thrifts and bank holding companies. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (an LOC) or irrevocable revolving credit commitment (an IRC). Insurance support is provided in the form of a surety bond.

Bank holding company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan Chase & Company and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.

Thrift CP is issued by major federal- or state-chartered savings and loan associations and savings banks.

Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as CP, a certificate of deposit or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. CP issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental bank guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.

Asset-backed CP is issued by corporations through special programs. In a typical program, a special purpose corporation (SPC), created and/or serviced by a bank or other financial institution, uses the proceeds from an issuance of CP to purchase receivables or other financial assets from one or more corporations (sellers). The sellers transfer their interest in the receivables or other financial assets to the SPC, and the cash flow from the receivables or other financial assets is used to pay interest and principal on the CP. Letters of credit or other forms of credit enhancement may be available to cover the risk that the cash flow from the receivables or other financial assets will not be sufficient to cover the maturing CP.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on nonconvertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a nonconvertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities

Each of the funds may invest in debt securities. For each of the funds, except Strategic Inflation Opportunities, the portfolio managers may invest in debt securities to generate income or when the portfolio managers believe such securities represent an attractive investment for the fund. For Strategic Inflation Opportunities, investing in debt securities is a principal investment strategy, which is described in more detail in the fund’s prospectus.

The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Investments in debt securities by each of the funds, except Strategic Inflation Opportunities, will be limited to investment-grade obligations. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the funds’ advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.

Depositary Receipts

American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares and New York shares all may be purchased with and sold for U.S. dollars, which protect the fund from the foreign settlement risks described under the section titled Foreign Securities, page 11.

Derivative Securities

To the extent permitted by its investment objectives and policies, each fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index.

Certain derivative securities may be described as structured investments. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), commercial and residential mortgage-backed securities (MBS and CMBS), and collateralized mortgage obligations (CMO), which are described more fully below. Structured investments also include securities backed by other types of collateral. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in, those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. In addition, structured securities are subject to the risks that the issuers of the underlying securities may be unable or unwilling to repay principal and interest (credit risk) and may request to reschedule or restructure outstanding debt and to extend additional loan amounts (prepayment risk).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with investments in derivative securities, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative security will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•
the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;
•	the risk that a fund will have an obligation to deliver securities or currency pursuant to a derivatives transaction that such fund does not own at the inception of the derivatives trade;
•	the risk that the counterparty will fail to perform its obligations; and
•	the risk that the fund will be subject to higher volatility because many derivative securities create leverage.

A fund may not invest in a derivative security if its credit, interest rate, liquidity, counterparty and other risks associated with ownership of the security are outside acceptable limits set forth in the fund’s prospectus. The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible securities.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described on page 10, are an example of the type of derivative security in which a fund might invest.

Foreign Securities

Each fund may invest its assets in the securities of issuers located in developed foreign countries, including foreign governments, when these securities meet its standards of selection. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

A description of the International Core Equity, Global Gold and Strategic Inflation Opportunities funds’ investment strategies regarding foreign securities is contained in their prospectuses.

Investments in foreign securities generally involve greater risks than investing in securities of domestic companies, including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Social, Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation, and limitations on the removal of funds or other assets, also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the funds have entered into a contract to sell the security, liability to the purchaser.

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Emerging Markets Risk. Global Gold, International Core Equity, Strategic Inflation Opportunities and Utilities may invest a minority portion of their holdings in securities of issuers located in emerging market (developing) countries. The funds consider “emerging market (developing) countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 11.

Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

Foreign Currency Exchange Contracts

Each fund may purchase and sell foreign currency on a spot (i.e., for prompt delivery and settlement) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page 10.

Each fund, except Strategic Inflation Opportunities, expects to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so; or

(2)
When the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. A fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contracts.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.

When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

Strategic Inflation Opportunities Fund only

In addition to currency transactions described above, Strategic Inflation Opportunities may use foreign currency forward contracts to enhance returns by increasing exposure to a foreign currency, or shifting exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of liquid assets, marked to market daily. Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.

In addition, the fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the fund should be able to lock in the foreign currency value of the securities, and the fund’s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a synthetic investment position or a position hedge.

The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the fund’s obligation under the forward contract on the contract’s maturity date, the fund may be exposed to some risk of loss from fluctuation of the dollar. Although the advisor will attempt to hold such mismatchings to a minimum, there can be no assurance that the advisor will be successful in doing so.

The fund may also invest in nondeliverable forward (NDF) currency transactions. An NDF is a transaction that represents an agreement between the fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of an NDF transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the NDF agreement and the actual exchange rate on the agreed upon future date. The fund may use an NDF contract to gain exposure to foreign currencies which are not internationally traded or if the markets for such currencies are heavily regulated or highly taxed. When currency exchange rates do not move as anticipated, a fund could sustain losses on the NDF transaction. This risk is heightened when the transactions involve currencies of emerging market countries. Additionally, in certain less developed countries or with respect to certain currencies, some of these contracts may be relatively illiquid.

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position); or
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position); or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions based on securities indices, such as the S&P 500® Index, provided that the transactions are consistent with the fund’s investment objectives. The managers also may engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses.

At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.

The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.  If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.

A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium, but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.

A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options or options on futures contracts as permitted under the Commodity Futures Trading Commission rules. The funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under that Act. To the extent required by law, each fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Inflation-linked Securities

Strategic Inflation Opportunities may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a fund holding these securities will fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security or the value of the stripped components will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.

Inflation-linked Treasury Securities

Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made, investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the fund’s portfolio. An investment in a fund may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities. For more information about taxes and their effect on you as an investor in the funds, see Taxes, page 60.

U.S. Government Agencies

A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities

Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Inverse Floaters

Strategic Inflation Opportunities may hold inverse floaters. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

Initial Public Offerings

The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small.  The impact of IPOs on a fund’s performance may tend to diminish as assets grow.

Investments in Issuers with Limited Operating Histories

The funds may invest a portion of their assets in the equity securities of issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets would not be subject to the limitation.

Loans of Portfolio Securities

In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.

Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

•	the type and amount of collateral that must be received by the fund;
•	the circumstances under which additions to that collateral must be made by borrowers;
•	the return to be received by the fund on the loaned securities;
•	the limitations on the percentage of fund assets on loan; and
•	the credit standards applied in evaluating potential borrowers of portfolio securities.

In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Mortgage-Related Securities

Strategic Inflation Opportunities may invest in mortgage-related securities.

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Recent Events Regarding Fannie Mae and Freddie Mac

Since September 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA). In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements to provide additional financing to Fannie Mae and Freddie Mac. Under the terms of the agreements (as amended), the Treasury has committed funding to each entity up to $200 billion plus the cumulative amount of Fannie Mae or Freddie Mac’s net worth deficit as of the end of any calendar quarter in 2010, 2011 and 2012, less any positive net worth as of December 31, 2012. While the Treasury’s capital support is substantial, it is not unlimited. Finally, anticipated Congressional action to address structural change in Fannie Mae and Freddie Mac may have an impact on the value of their outstanding debt.

Fannie Mae Certificates

The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates

The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the London Interbank Offered Rate (LIBOR). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). The funds are permitted to invest in IO classes of CMBS. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals.  Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Investment Companies

Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;
•	5% of the fund’s total assets with respect to any one investment company; and
•	10% of the fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor.  Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF’s net asset value. Additionally, ETFs have management fees, which increase their cost.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.

Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine. Such determination is to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the portfolio managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity. Each of the funds may invest no more than 15% of the value of its assets in illiquid securities.

Short Sales

A fund engages in short selling when it sells a security it does not own. To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer. That fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the fund repays the person that lent it the security for any interest or dividends that may have been paid or accrued during the period of the loan. Each fund, other than Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus, may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

The use of short sales is a primary investment strategy of Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus.  Each of these funds is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid securities with its custodian in at least an amount equal to the current market value of the securities sold short until the fund replaces a borrowed security.

In short sale transactions, a fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a fund, that fund must pay the lender any interest or dividends that may have been paid or accrued during the loan period. In order to borrow the security, a fund may be required to pay compensation to the lender for securities that are difficult to borrow due to demand or other factors. Short sales also cause a fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, accrued interest or dividends and transaction costs a fund may be required to pay.

There is no guarantee that a fund will be able to close out a short position at any particular time or at a particular price. During the time that a fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the fund is unable to borrow the same security from another lender. If that occurs, the fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in the case of Strategic Inflation Opportunities, as part of its principal investment strategy, the funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	Commercial Paper;
•	Certificates of Deposit and Euro Dollar Certificates of Deposit;
•	Bankers’ Acceptances;
•	Short-term notes, bonds, debentures or other debt instruments;
•	Repurchase agreements; and
•	Money market funds.

Swap Agreements

Strategic Inflation Opportunities may invest in swap agreements, consistent with its investment objective and strategy. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index [including inflation indexes], stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cash flows based on LIBOR. The fund may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements. The swaps market is an evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. Government Securities

Each fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls (buy/sell back transactions), cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Investment Policies

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s investment objective set forth in its prospectus, and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
Core Equity Plus, Disciplined Growth, Disciplined Growth Plus, Equity Growth, Equity Market Neutral, Income & Growth, International Core Equity, NT Core Equity Plus, NT Equity Growth, NT Small Company, Small Company and Strategic Inflation Opportunities may not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). The other funds may not deviate from their policies of concentrating investments in securities of issuers as follows: engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium [Global Gold only]; or engaged in the utilities industry [Utilities only].

Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
For all funds except Global Gold and Strategic Inflation Opportunities: A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

For Global Gold and Strategic Inflation Opportunities only: The fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the fund’s aggregate investment in such commodities to exceed 10% of the fund’s net assets.

Control	A fund may not invest for purposes of exercising control over management.

For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. Equity Market Neutral does not currently participate in the interfund lending program. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.

For purposes of the investment policy relating to concentration, Core Equity Plus, Disciplined Growth, Disciplined Growth Plus, Equity Growth, Equity Market Neutral, Income & Growth, International Core Equity, NT Core Equity Plus, NT Equity Growth, NT Small Company, Small Company and Strategic Inflation Opportunities shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations;

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
Except for Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus, a fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

Portfolio Turnover

The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook. Because they have not yet begun operation, this information is not yet available for Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus.

The portfolio managers consider the length of time a security has been held in determining whether to sell it. Under normal market conditions, the portfolio managers do not expect turnover rates to exceed 100% for Income & Growth and Utilities; 150% for Disciplined Growth, Equity Growth, the long positions in Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus, Global Gold, International Core Equity and NT Equity Growth; 175% for Small Company and NT Small Company; and 200% for the long positions in Equity Market Neutral. When short positions in Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus are considered, portfolio turnover may be significantly higher. The portfolio managers do not have a specific portfolio turnover target for Strategic Inflation Opportunities.

While the managers, except for the managers of Strategic Inflation Opportunities, do take portfolio turnover rate into account in making investment decisions, the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future, as the rate for any individual fund may vary from the rates indicated above.  In addition to portfolio turnover, the portfolio managers consider a number of other factors in the course of making a determination of whether to sell a particular security. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose, because, among other things, there is another security with more attractive risk characteristics, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or general economic conditions, or because of some combination of such reasons.

For Strategic Inflation Opportunities, the portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objective, the managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular issuer or industry or in general economic conditions, or because of some combination of such reasons. Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to achieve the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives.

High turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the funds, if any, because short-term capital gains are taxable as ordinary income.

Disclosure of Portfolio Holdings

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates.  Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates.  Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on form N-Q.  These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential.  Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of October 11, 2011, are as follows:

•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Calvert Asset Management Company, Inc.
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	Curcio Webb LLC
•	Defined Contribution Advisors, Inc.

•	DWS Investments Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investment Management Company, LLC
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Insurance Company of America
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	Liberty Life Insurance Company
•	The Lincoln National Life Insurance Company
•	Lipper Inc.
•	Marquette Associates
•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch
•	MetLife Investors Insurance Company
•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company
•	Minnesota Life Insurance Company
•	Modern Woodmen of America
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley Smith Barney LLC
•	Morningstar Associates LLC
•	Morningstar Investment Services, Inc.
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	The Newport Group
•	Northwestern Mutual Life Insurance Co.
•	NYLIFE Distributors, LLC
•	Principal Life Insurance Company
•	Prudential Financial
•	Ridge Worth Capital Management, Inc.
•	Rocaton Investment Advisors, LLC
•	Rogers Casey, Inc.
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	Slocum
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Union Bank of California, N.A.

•	The Union Central Life Insurance Company
•	Valic Financial Advisors, Inc.
•	VALIC Retirement Services Company
•	Vestek Systems, Inc.
•	Wells Fargo Bank, N.A.

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into non-disclosure agreements after authorization by an appropriate officer of the advisor.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. Second, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	41	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Qualifications of Directors

Generally, no one factor was decisive in the selection of the directors to the board. Qualifications considered by the board to be important to the selection and retention of directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.

While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for director. The board generally considers the manner in which each director’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board.  Additional information about each director’s individual educational and professional experience (supplementing the information provided in the table above) follows.

Tanya S. Beder: BA, Yale University; MBA, Harvard University; formerly Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.

Jeremy I. Bulow: BA, MA, Yale University; PhD, Massachusetts Institute of Technology; formerly Director, Bureau of Economics, Federal Trade Commission

John Freidenrich: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L.A. Grauer: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere: Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Responsibilities of the Board

The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;
•	oversee the quality of the advisory and shareholder services provided by the advisor;
•	review annually the fees paid to the advisor for its services;
•	monitor potential conflicts of interest between the funds and the advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the funds’ compliance program.

In performing their duties, board members receive detailed information about the funds and the advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.

The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.

To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or to the independent chairman of such board.

Board Leadership Structure and Standing Board Committees

Ronald J. Gilson currently serves as the independent chairman of the board and has served in such capacity since 1995. Of the board’s members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are independent directors. The independent directors meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. Each committee is comprised solely of independent directors. The board believes that the current leadership structure, with independent directors filling all but one position on the board, with an independent director serving as chairman of the board and with the board committees comprised only of independent directors, is appropriate and allows for independent oversight of the funds.

The board has an Audit and Compliance Committee that approves the funds’ engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors.  The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ or the corporations’ valuation policy and receiving reports regarding instances of fair valuation thereunder), and receives regular reports from the advisor’s internal audit department. The committee also reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of Peter F. Pervere (chair), Tanya S. Beder and Ronald J. Gilson. It met four times during the fiscal year ended June 30, 2011.

The board also has a Portfolio Committee that meets quarterly to review the investment activities and strategies used to manage the funds’ assets and monitor investment performance. The committee regularly receives reports from the advisor’s Chief Investment Officer, portfolio managers, credit analysts and other investment personnel concerning the funds’ investments.  The committee also receives information regarding fund trading activities and monitors derivative usage. It currently consists of Myron S. Scholes (chair), Jeremy Bulow, John Freidenrich, and Frederick L.A. Grauer. The committee met four times during the fiscal year ended June 30, 2011.

The Quality of Service Committee reviews the level and quality of transfer agent and administrative services provided to the funds and their shareholders. It receives and reviews reports comparing those services to those of fund competitors and seeks to improve such services where feasible and appropriate. The committee currently consists of John B. Shoven (chair), Peter F. Pervere and Ronald J. Gilson. It met four times during the fiscal year ended June 30, 2011.

The Risk Management Oversight Committee coordinates the board’s oversight of the funds’ risk management processes and monitors the systems, practices and procedures the advisor uses to manage the funds’ risks. It also makes recommendations to the board regarding the allocation of risk oversight activities among the board’s committees. The committee currently consists of Tanya S. Beder (chair), Ronald J. Gilson, Frederick L.A. Grauer and Myron S. Scholes. It met two times during the fiscal year ended June 30, 2011.

Finally, the board has a Corporate Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors. The names of potential director candidates may be drawn from a number of sources, including recommendations from members of the board, the advisor (in the case of interested directors only), shareholders and third party search firms. The committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. The committee does not have a charter. Although not written, the funds have a policy of considering all candidates recommended in writing by shareholders. Shareholders may submit director nominations in writing to the Corporate Secretary, P.O. Box 418210, Kansas City, Missouri 64141-9210, or by email to corporatesecretary@americancentury.com. The nomination should include the following information:

•	Shareholder’s name, the fund name, number of fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	A supporting statement that (i) describes the candidate’s reasons for seeking election to the board and (ii) documents his/her qualifications to serve as a director; and
•	A signed statement from the candidate confirming his/her willingness to serve on the board.

The Corporate Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. It currently consists of John Freidenrich (chair), Ronald J. Gilson and John B. Shoven. The committee met five times during the fiscal year ended June 30, 2011.

Risk Oversight by the Board

As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board’s committees, including the Risk Management Oversight Committee, assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk, to the funds.

Board Compensation

Each independent director receives compensation for service as a member of the board, based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. None of the interested directors or officers of the funds receive compensation from the funds. Under the terms of each management agreement with the advisor, the funds are responsible for paying such fees and expenses. For the fiscal year ended June 30, 2011, the funds and the American Century family of funds paid the independent directors the amounts shown in the following table. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, none of the amounts provided below were paid by those funds. Because Jeremy I. Bulow was not a director as of June 30, 2011, he is not included in the table.

Name of Director	Total Compensation from the Funds(1)	Total Compensation from the American Century Investments Family of Funds(2)
Tanya S. Beder	$16,944	$94,000
John Freidenrich	$29,604	$170,022
Ronald J. Gilson	$47,124	$270,786
Frederick L.A. Grauer	$28,036	$160,522
Peter F. Pervere	$30,159	$173,026
Myron S. Scholes	$28,702	$164,524
John B. Shoven	$28,651	$164,524

1
Includes compensation paid to the directors for the fiscal year ended June 30, 2010, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

2
Includes compensation paid by the eight investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Ms. Beder, $75,200; Mr. Gilson, $270,786; and Mr. Pervere, $8,651.

None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors' Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the board. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Ownership of Fund Shares

The directors owned shares in the funds as of December 31, 2010, as shown in the table below. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of December 31, 2010, they are not included in the table below. Because Tanya S. Beder and Jeremy I. Bulow were not directors as of December 31, 2010, they are not included in the table.

Name of Directors
	John Freidenrich	Ronald J. Gilson(1)	Frederick Grauer	Peter F. Pervere(1)
Dollar Range of Equity Securities in the Funds:
Disciplined Growth	A	A	A	A
Equity Growth	A	E	A	A
Equity Market Neutral	A	A	A	A
Global Gold	A	A	A	A
Income & Growth	A	A	A	A
International Core Equity	A	A	A	A
NT Equity Growth	A	A	A	A
NT Small Company	A	A	A	A
Small Company	A	A	A	A
Strategic Inflation Opportunities	A	A	A	A
Utilities	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	A	E	A	A

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

Name of Directors
	Myron S. Scholes(1)	John B. Shoven(1)	Jonathan S. Thomas(1)
Dollar Range of Equity Securities in the Funds:
Disciplined Growth	A	A	C
Equity Growth	E	A	B
Equity Market Neutral	A	A	C
Global Gold	A	A	B
Income & Growth	E	E	B
International Core Equity	A	A	A
NT Equity Growth	A	A	A
NT Small Company	A	A	A
Small Company	A	A	C
Strategic Inflation Opportunities	A	A	A
Utilities	A	A	B
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Beneficial Ownership of Affiliates by Independent Directors

No independent director or his or her immediate family members beneficially owned shares of the advisor, the principal underwriter of the funds or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2010.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

Code of Ethics

The funds, their investment advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

Proxy Voting Guidelines

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors
•	Ratification of Selection of Auditors
•	Equity-Based Compensation Plans
•	Anti-Takeover Proposals
■ Cumulative Voting
■ Staggered Boards
■ “Blank Check” Preferred Stock
■ Elimination of Preemptive Rights
■ Non-targeted Share Repurchase
■ Increase in Authorized Common Stock
■ “Supermajority” Voting Provisions or Super Voting Share Classes
■ “Fair Price” Amendments
■ Limiting the Right to Call Special Shareholder Meetings
■ Poison Pills or Shareholder Rights Plans
■ Golden Parachutes
■ Reincorporation
■ Confidential Voting
■ Opting In or Out of State Takeover Laws
•	Shareholder Proposals Involving Social, Moral or Ethical Matters
•	Anti-Greenmail Proposals
•	Changes to Indemnification Provisions
•	Non-Stock Incentive Plans
•	Director Tenure
•	Directors’ Stock Options Plans
•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

The Funds’ Principal Shareholders

A list of the funds’ principal shareholders appears in Appendix A.

Service Providers

The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Investment Advisor

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

For the services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The annual rate at which this fee is assessed is determined daily in a multi-step process. First, each of the corporation’s funds is categorized according to the broad asset class in which it invests (e.g., money market, bond or equity), and the assets of the funds in each category are totaled (Fund Category Assets). Second, the assets are totaled for certain other accounts managed by the advisor (Other Account Category Assets). To be included, these accounts must have the same management team and investment objective as a fund in the same category with the same Board of Directors as the corporation. Together, the Fund Category Assets and the Other Account Category Assets comprise the “Investment Category Assets.” The Investment Category Fee Rate is then calculated by applying a fund’s Investment Category Fee Schedule to the Investment Category Assets and dividing the result by the Investment Category Assets. Finally, a separate Complex Fee Schedule is applied to the assets of all of the funds in the American Century Investments family of funds (the Complex Assets), and the Complex Fee Rate is calculated based on the resulting total. The Investment Category Fee Rate and the Complex Fee Rate are then added to determine the Management Fee Rate payable by a class of the fund to the advisor.

For purposes of determining the assets that comprise the Fund Category Assets, Other Account Category Assets and Complex Assets, the assets of registered investment companies managed by the advisor that invest primarily in the shares of other registered investment companies shall not be included.

The schedules by which the unified management fee is determined are shown below.

Investment Category Fee Schedule for: Equity Growth, Global Gold, Income & Growth, NT Equity Growth and Utilities
Category Assets	Fee Rate
First $1 billion	0.5200%
Next $5 billion	0.4600%
Next $15 billion	0.4160%
Next $25 billion	0.3690%
Next $50 billion	0.3420%
Next $150 billion	0.3390%
Thereafter	0.3380%

Investment Category Fee Schedule for: Disciplined Growth
Category Assets	Fee Rate
First $1 billion	0.8700%
Next $5 billion	0.8100%
Next $15 billion	0.7660%
Next $25 billion	0.7190%
Next $50 billion	0.6920%
Next $150 billion	0.6890%
Thereafter	0.6880%

Investment Category Fee Schedule for: Equity Market Neutral
Category Assets	Fee Rate
First $1 billion	1.2300%
Next $5 billion	1.1700%
Next $15 billion	1.1260%
Next $25 billion	1.0790%
Next $50 billion	1.0520%
Next $150 billion	1.0490%
Thereafter	1.0480%

Investment Category Fee Schedule for: NT Small Company and Small Company
Category Assets	Fee Rate
First $1 billion	0.7200%
Next $5 billion	0.6600%
Next $15 billion	0.6160%
Next $25 billion	0.5690%
Next $50 billion	0.5420%
Next $150 billion	0.5390%
Thereafter	0.5380%

Investment Category Fee Schedule for: International Core Equity
Category Assets	Fee Rate
First $1 billion	1.0000%
Next $5 billion	0.9400%
Next $15 billion	0.8960%
Next $25 billion	0.8490%
Next $50 billion	0.8220%
Next $150 billion	0.8190%
Thereafter	0.8180%

Investment Category Fee Schedule for: Disciplined Growth Plus
Category Assets	Fee Rate
First $1 billion	1.3000%
Next $5 billion	1.2400%
Next $15 billion	1.1960%
Next $25 billion	1.1490%
Next $50 billion	1.1220%
Next $150 billion	1.1190%
Thereafter	1.1180%

Investment Category Fee Schedule for: Core Equity Plus and NT Core Equity Plus
Category Assets	Fee Rate
First $1 billion	1.1500%
Next $5 billion	1.0900%
Next $15 billion	1.0460%
Next $25 billion	0.9990%
Next $50 billion	0.9720%
Next $150 billion	0.9690%
Thereafter	0.9680%

Investment Category Fee Schedule for: Strategic Inflation Opportunities
Category Assets	Fee Rate
First $1 billion	0.8929%
Next $1 billion	0.8409%
Next $3 billion	0.8109%
Next $5 billion	0.7909%
Next $15 billion	0.7779%
Next $25 billion	0.7759%
Thereafter	0.7754%

The Complex Fee is determined according to the schedule below.

Complex Assets	Investor, A, C and R Classes Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

On each calendar day, each class of each fund accrues a management fee that is equal to the class’s Management Fee Rate times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The fee for the previous month is the sum of the calculated daily fees for each class of a fund during the previous month.

The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the funds’ Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and
(2)
the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor.

The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds, the terms of the management agreement, and any other appropriate considerations. The advisor receives no additional compensation or remuneration as a result of such aggregation. Because the short sales of Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus are executed through Goldman, Sachs & Co., such transactions are not aggregated with transactions of the other funds or those of the advisor’s other clients.

Except as otherwise noted, unified management fees incurred by each fund for the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009 are indicated in the following table. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Unified Management Fees
Fund	2011	2010	2009
Disciplined Growth	$258,252	$160,894	$147,067
Equity Growth	$13,183,843	$13,235,312	$13,471,765
Equity Market Neutral	$1,173,108	$2,012,792	$2,793,532
Global Gold	$8,157,573	$6,655,755	$5,278,889
Income & Growth	$10,748,580	$11,889,041	$13,623,931
International Core Equity	$73,722	$67,862	$65,159
NT Equity Growth	$2,157,298	$1,353,432	$658,578
NT Small Company	$741,328	$468,903	$229,284
Small Company	$2,536,830	$3,298,338	$4,631,387
Strategic Inflation Opportunities	$392,251(1)	$9,498(2)	―
Utilities	$1,767,204	$1,689,841	$1,818,285

1	Amount shown reflects waiver by advisor of $58,917 in management fees.

2	Amount shown reflects waiver by advisor of $1,410 in management fees.

Portfolio Managers

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of June 30, 2011)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Bob Gahagan	Number of Accounts	18	2	0
	Assets	$20.0 billion(1)	$186.8 million	N/A
Brian L. Garbe	Number of Accounts	6	0	0
	Assets	$2.7 billion(2)	N/A	N/A
Brian Howell	Number of Accounts	17	2	1
	Assets	$18.5 billion(1)	$186.8 million	$928.1 million
Armando Lacayo	Number of Accounts	1	0	0
	Assets	$7.8 million(3)	N/A	N/A
John Lovito	Number of Accounts	2	0	1
	Assets	$1.4 billion(1)	N/A	$25.4 million
William Martin	Number of Accounts	9(4)	1	2
	Assets	$4.9 billion(5)	$20.3 million	$4.2 million
Claudia Musat	Number of Accounts	8(6)	1	1
	Assets	$5.4 billion(7)	$20.3 million	$2.4 million
Lynette Pang	Number of Accounts	4(8)	0	1
	Assets	$1.6 billion(9)	N/A	$1.8 million
Tal Sansani	Number of Accounts	2	0	0
	Assets	$427.4 million(10)	N/A	N/A
Federico Garcia Zamora	Number of Accounts	2	0	1
	Assets	$1.4 billion(1)	N/A	$25.4 million
Scott Wittman	Number of Accounts	18(11)	23	5
	Assets	$9.7 billion(12)	$2.8 billion	$351.7 million
Elizabeth Xie	Number of Accounts	1	0	0
	Assets	$7.8 million(3)	N/A	N/A

1	Includes $95.0 million in Strategic Inflation Opportunities.

2	Includes $64.0 million in Equity Market Neutral, $1.6 billion in Income & Growth, $131.6 million in NT Small Company and $295.8 million in Small Company.

3	Includes $7.8 million in International Core Equity.

4	As of October 31, 2011, the inception date of Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus, the number of registered investment companies is 12.

5
Includes $38.3 million in Disciplined Growth, $2.0 billion in Equity Growth, $1.1 billion in Global Gold, $551.0 million in NT Equity Growth, $95.0 million in Strategic Inflation Opportunities and $284.1 million in Utilities. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus are new, assets related to those accounts are not included.

6	As of October 31, 2011, the inception date of Core Equity Plus and NT Core Equity Plus, the number of registered investment companies is 10.

7
Includes $2.0 billion in Equity Growth, $64.0 million in Equity Market Neutral, $1.6 billion in Income & Growth and $551.0 million in NT Equity Growth. Because Core Equity Plus and NT Core Equity Plus are new, assets related to those accounts are not included.

8	As of October 31, 2011, the inception date of Disciplined Growth Plus, the number of registered investment companies is 5.

9	Includes $38.3 million in Disciplined Growth, $1.1 billion in Global Gold and $284.1 million in Utilities. Because Disciplined Growth Plus is new, assets related to that account are not included.

10	Includes $131.6 million in NT Small Company and $295.8 million in Small Company.

11	As of October 31, 2011, the inception date of Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus, the number of registered investment companies is 21.

12	Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus are new, assets related to those accounts are not included.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to minimize the misuse of information regarding short sales entered into on behalf of certain client accounts.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of June 30, 2011, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Fund	Benchmark	Peer Group (1)
Core Equity Plus	S&P 500® Index	Morningstar-Large Blend
Disciplined Growth	Russell 1000® Growth Index	Morningstar-Large Cap Growth
Disciplined Growth Plus	Russell 1000® Growth Index	Morningstar-Large Cap Growth
Equity Growth	S&P 500® Index	Morningstar-Large Blend
Equity Market Neutral	Barclays Capital U.S. 1-3 Month Treasury Bill Index	Lipper-Equity Market Neutral Funds
Global Gold	NYSE Arca Gold Miners Index	Lipper-Specialty Funds, Gold
Income & Growth	S&P 500® Index	Morningstar-Large Value
International Core Equity	MSCI EAFE® Index	Morningstar-Foreign Large Cap Blend
NT Core Equity Plus(2)	N/A	N/A
NT Equity Growth(2)	N/A	N/A
NT Small Company(2)	N/A	N/A
Small Company	S&P 600 Small Cap Index	Morningstar-Small Blend
Strategic Inflation Opportunities
50% Barclays Capital U.S. 1-5 Year TIPS Index, 12.5% S&P GSCI Total Return Index, 12.5% S&P North American Natural Resources Sector Index, and 25% Custom Federal Reserve Broad U.S. Dollar Trade Weighted Index
N/A
Utilities	Russell 3000 Utilities Index	Lipper-Specialty Funds, Utility

1
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

2	Performance of “NT” funds is not separately considered in determining portfolio manager compensation.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of June 30, 2011, the fund’s most recent fiscal year end. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Disciplined Growth
William Martin	A
Lynette Pang	E
Equity Growth
William Martin	E
Claudia E. Musat	A
Equity Market Neutral
Brian Garbe	B
Claudia E. Musat	B
Global Gold
William Martin	E
Lynette Pang	C
Income & Growth
Brian Garbe	B
Claudia Musat	A
International Core Equity
Armando Lacayo	C
Elizabeth Xie	C
NT Equity Growth
William Martin(1)	A
Claudia E. Musat(1)	A

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
NT Small Company
Brian L. Garbe(1)	A
Tal Sansani(1)	A
Small Company
Brian L. Garbe	B
Tal Sansani	A
Strategic Inflation Opportunities
Bob Gahagan	A
William Martin	A
Brian Howell	C
John Lovito	A
Federico Garcia Zamora	A
Utilities
William Martin	A
Lynette Pang	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;  F – $500,001-$1,000,000; G – More than $1,000,000.

1	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

Transfer Agent and Administrator

American Century Services, LLC, (ACS) 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software, and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 43.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund.  The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis.  While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

Distributor

The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s cost for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the heading Investment Advisor on page 43. ACIS does not earn commissions for distributing the funds’ shares.

Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for the provision of these services.

Custodian Banks

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts  02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the funds’ cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm of the funds. The address of PricewaterhouseCoopers LLP is 1100 Walnut, Suite 1300, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, PricewaterhouseCoopers provides services including

(1)	auditing the annual financial statements and financial highlights for each fund, and
(2)	assisting and consulting in connection with SEC filings.

Brokerage Allocation

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios.  In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	the quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker- dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace.  In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact
•	the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.

In the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Fund	2011	2010	2009
Disciplined Growth	$15,440	$6,644	$9,111
Equity Growth	$853,701	$825,454	$1,660,640
Equity Market Neutral	$179,290	$158,216	$332,676
Global Gold	$886,799	$706,678	$557,658
Income & Growth	$484,456	$741,582	$967,530
International Core Equity	$4,406	$5,822	$6,155
NT Equity Growth	$218,411	$144,238	$141,613
NT Small Company	$102,520	$63,706	$51,559
Small Company	$219,105	$276,281	$553,457
Strategic Inflation Opportunities	$13,672	$498	―
Utilities	$44,888	$24,435	$47,494

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The decrease in commissions paid over the past three fiscal years by Equity Growth, Income & Growth and Small Company was primarily due to decreases in fund assets and portfolio turnover and also, to a lesser extent, due to the increased use of electronic trading. The increase in commissions paid over the past three fiscal years for NT Equity Growth and NT Small Company was primarily due to increases in fund assets. The relatively high commission paid by Equity Market Neutral in the fiscal year ended June 30, 2009, was primarily due to higher fund assets and portfolio turnover in that year.

The funds’ distributor (ACIS) and investment advisor (ACIM) are wholly owned, directly or indirectly, by ACC. Prior to August 31, 2011, JPMorgan Chase & Co. (JPM) was an equity investor in ACC. As a result, the funds considered J.P. Morgan Securities Inc. (JPMS), and JPMorgan Cazenove Limited (JPMC), subsidiaries of JPM, to be affiliated broker-dealers. The following table sets forth brokerage commissions paid to JPMS and JPMC for the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

	2011	2010	2009
Fund	JPMS	JPMS	JPMS	JPMC
Disciplined Growth	$241	$133	$10	$0
Equity Growth	$35,795	$466	$268	$0
Equity Market Neutral	$1,115	$393	$11,444	$0
Global Gold	$5,415	$5,617	$26,557	$6,232
Income & Growth	$16,062	$2,825	$9,189	$0
International Core Equity	$157	―	$32	$0
NT Equity Growth	$9,442	$1,121	$288	$0
NT Small Company	$2,921	$1,084	$14	$0
Small Company	$5,746	$162	$0	$0
Strategic Inflation Opportunities	$530	―	N/A	N/A
Utilities	$2,538	$507	$0	$0

For the fiscal year ended June 30, 2011, the following table shows the percentage of each fund’s aggregate brokerage commissions paid to JPMS and the percentage of each fund’s aggregate dollar amount of portfolio transactions involving the payment of commissions effected through JPMS. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Fund	Percentage of Brokerage Commissions	Percentage of Dollar Amount of Portfolio Transactions
Disciplined Growth	1.57%	1.80%
Equity Growth	4.19%	4.55%
Equity Market Neutral	0.62%	0.84%
Global Gold	0.62%	0.89%
Income & Growth	3.32%	3.18%
International Core Equity	3.57%	3.57%
NT Equity Growth	4.32%	4.77%
NT Small Company	2.85%	2.83%
Small Company	2.63%	2.43%
Strategic Inflation Opportunities	3.87%	1.60%
Utilities	5.65%	8.63%

Regular Broker-Dealers

As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as identified by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of June 30, 2011 (in thousands)
Disciplined Growth	None
Equity Growth	Ameriprise Financial	$9,437
	Bank of America Corp.	$5,514
	JPMorgan Chase & Co.	$14,157
	Wells Fargo Securities LLC	$36,151
Equity Market Neutral	Investment Technology Group, Inc.	$334
Global Gold	None
Income & Growth	Ameriprise Financial, Inc.	$349
	Bank of America Corp.	$4,592
	JPMorgan Chase & Co.	$22,747
	Wells Fargo Securities LLC	$21,857
International Core Equity	BNP Paribas	$62
	HSBC Holdings Plc	$124
	UBS AG	$20
NT Equity Growth	Ameriprise Financial, Inc.	$2,539
	Bank of America Corp.	$1,332
	JPMorgan Chase & Co.	$3,712
	Wells Fargo Securities LLC	$9,997

Fund	Broker, Dealer or Parent	Value of Securities Owned As of June 30, 2011 (in thousands)
NT Small Company	Investment Technology Group, Inc.	$351
Small Company	Investment Technology Group, Inc.	$827
Strategic Inflation Opportunities	Credit Suisse Group	$22
	Goldman Sachs & Co.	$46
	HSBC Holdings Plc	$43
	Morgan Stanley & Co., Inc.	$21
	UBS AG	$41
Utilities	None

Information About Fund Shares

Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

Multiple Class Structure

The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue up to five classes of shares: Investor Class, Institutional Class, A Class, C Class and R Class. Not all funds offer all five classes.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, C and R Classes is the same as for Investor Class, but the A, C, and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, C Class Plan and R Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of the funds’ A, C and R Classes have approved and entered into the A Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly.

Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by a majority of the outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Share Class Plans

As described in the prospectuses, the A, C and R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.

Prior to October 21, 2011, certain funds also offered B Class shares. However, B Class shares were converted to A Class shares and B Class shares are no longer available for any of the funds.

A Class

The A Class pays the funds’ distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

C Class

The C Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.

R Class

The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.

During the fiscal year ended June 30, 2011, the aggregate amount of fees paid under each class plan was:

	A Class	B Class(1)	C Class	R Class
Disciplined Growth	$3,195	$861	$1,228	$1,727
Equity Growth	$575,765	$853	$62,518	$22,592
Equity Market Neutral	$122,038	$19,383	$84,314	$3,723
Global Gold	$59,417	$16,628	$33,721	$10,923
Income & Growth	$329,346	$956	$9,553	$2,035
International Core Equity	$2,218	$8,517	$8,177	$4,387
Small Company	$89,719	N/A	$439	$3,348
Strategic Inflation Opportunities	$21,726	N/A	$15,060	$647

1	B Class shares converted to A Class shares on October 21, 2011.

Because Core Equity Plus and Disciplined Growth Plus were not in operation as of the fiscal year end, no fees were paid under those plans.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, C and R Class shares (and prior to their conversion, B Class shares) for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place;
(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and
(g)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, C and/or R Class shares (and prior to their conversion, B Class shares), which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell these shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;

(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing; and
(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Valuation of a Fund’s Securities

All classes of the funds except the A Class are offered at their net asset value, as described below. The A Class of the funds are offered at their public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 – Sales Charge Percentage)

For example, if the net asset value of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-5.75%) = $5.31.

Each fund’s net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the NYSE) each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

Each fund’s NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price or the official closing price. When market quotations are not readily available, securities and other assets are valued as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the advisor, based on guidelines and procedures established by the Board of Directors for determining the valuation of a security, determines that this would not result in fair valuation of a given security.

Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

Taxes

Federal Income Taxes

Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors. If a fund loses its RIC status, it becomes liable for taxes, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. However, the Regulated Investment Company Modernization Act of 2010, under certain circumstances, allows funds to cure deficiencies that would otherwise result in the loss of RIC status.

To qualify as a regulated investment company, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.

If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the long-term capital gains tax rate. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction available to corporate shareholders to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividends you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

As of June 30, 2011, the funds in the table below had the following capital loss carryovers, which expire in the years and amounts listed. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of June 30, 2011, they are not included in the table below.

Fund	2016	2017	2018
Disciplined Growth			($1,347,871)
Equity Growth		($15,173,265)	($327,214,513)
Equity Market Neutral	($2,584,990)	($7,401,476)	($9,151,049)
Global Gold
Income & Growth		($105,857,081)	($355,574,252)
International Core Equity		($816,093)	($1,979,923)
NT Equity Growth
NT Small Company
Small Company		($34,717,583)	($159,130,835)
Strategic Inflation Opportunities
Utilities			($8,912,809)

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

State and Local Taxes

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

Financial Statements

Except for Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus, each of the funds’ financial statements for the fiscal year ended June 30, 2011, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus are new, they do not have financial statements or financial highlights. The funds’ Reports of Independent Registered Public Accounting Firm and the financial statements included in the funds’ annual reports for the fiscal year ended June 30, 2011, are incorporated herein by reference.

Appendix A – Principal Shareholders

As of September 30, 2011, the following shareholders owned more than 5% of the outstanding shares of a class of the funds. The table shows shares owned of record. Beneficial ownership of which American Century Investments is aware, if any, appears in a footnote to the table. Because Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus were not in operation as of September 30, 2011, they are not included in the table below.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Disciplined Growth
Investor Class
	National Financial Services Corp New York, New York	19%
	LPL Financial San Diego, California	6%
Institutional Class
	JPMorgan Chase TR American Century Executive Def Comp Plan Trust Overland Park, Kansas	99%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	54%
	Hartford Securities Distribution Co Agent for Reliance Trust Company Hartford, Connecticut	16%
	LPL Financial San Diego, California	6%
B Class
	First Clearing LLC Audubon, Pennsylvania	48%
	MLPF&S Jacksonville, Florida	42%
	Scottrade Inc. St. Louis, Missouri Includes 5.72% registered for the benefit of Scott Squire.	6%
C Class
	Olga Nielson TTEE FBOQ Nielson & Company Inc. 401K Greenwood Village, Colorado	50%
	American Enterprise Investment Svc Minneapolis, Minnesota	17%
R Class
	Hartford Securities Distribution Co Agent for Reliance Trust Company Hartford, Connecticut	97%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Equity Growth
Investor Class
	Charles Schwab & Co. Inc. San Francisco, California	12%
	American Century Serv Corp One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially	8%
	National Financial Services Corp New York, New York	8%
Institutional Class
	UBATCO & Co. Lincoln, Nebraska Includes 38.28% registered for the benefit of College Savings Group.	38%
	Fidelity FIIOC TR Covington, Kentucky	27%
	State Street Bank & Trust Co TTEE Los Angeles, California Includes 13.68% registered for the benefit of Hallmark Master Trust Strat Mod S/A.	20%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	5%
A Class
	KS Postsecondary Education SP Kansas City, Missouri Includes 18.54% registered for the benefit of Schwab – Moderately Aggressive Equity Growth Advisor Omnibus, 15.32% registered for the benefit of Schwab – Aggressive Equity Growth Advisor Omnibus and 8.11% registered for the benefit of Schwab – Moderate Equity Growth Advisor Omnibus.	47%
	American Enterprise Investment Svc Minneapolis, Minnesota	11%
	Saxon & Co Philadelphia, Pennsylvania	7%
	ING Life Insurance and Annuity Co Windsor, Connecticut	6%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	52%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	33%
	Edward D Jones & Co Cust AHB Inc Peachtree City, Georgia	16%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	20%
	Delaware Charter Guarantee & Trust Des Moines, Iowa Includes 8.04% registered for the benefit of Various Qualified Plans and 6.00% registered for the benefit of Principal Finl Grp Omnibqual.	14%
	UBS WM USA Weehawken, New Jersey	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Equity Growth
R Class
	Hartford Life Insurance Company Hartford, Connecticut	67%
	Capital Bank & Trust Company TTEE F Medieval Times 401K Plan Greenwood Village, Colorado	12%
	DCGT Trustee & or Custodian FBO Principal Financial Group Qualified Prin Advtg Omnibus Des Moines, Iowa	5%
Equity Market Neutral
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	36%
	Prudential Investment Mgmt Svc FBO Mutual Fund Clients Newark, New Jersey	27%
	MLPF&S Jacksonville, Florida	17%
Institutional Class
	Prudential Investment Mgmt Svc FBO Mutual Fund Clients Newark, New Jersey	48%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	32%
	Charles Schwab & Co., Inc. San Francisco, California	13%
	JP Morgan Chase TR American Century Executive Def Comp Plan Trust Overland Park, Kansas	6%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	53%
	UBS WM USA Weehawken, New Jersey	12%
	LPL Financial San Diego, California	5%
B Class
	American Enterprise Investment Svc Minneapolis, Minnesota	28%
	MLPF&S Jacksonville, Florida	16%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	6%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	29%
	MLPF&S Jacksonville, Florida	12%
	Pershing LLC Jersey City, New Jersey	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Equity Market Neutral
R Class
	DCGT Trustee & OR Custodian Des Moines, Iowa Includes 52.39% registered for the benefit of Principal Financial Group Qualified FIA Omnibus and 13.99% registered for the benefit of Principal Financial Group Qualified Prin ADVTG Omnibus.	66%
	Orchard Trust Co LLC Cust FBO Oppenheimer Funds Recordkeeper Pro 401K c/o Fascore LLC Greenwood Village, Colorado	13%
	MG Trust Company Cust Denver, Colorado Includes 9.25% registered for the benefit of USTA Northern 401K P/S Plan.	11%
Global Gold
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	11%
	National Financial Services Corp. New York, New York	5%
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Overland Park, Kansas	54%
	Nationwide Trust Company FSB Columbus, Ohio	26%
	JPMorgan Chase TR American Century Executive Def Comp Plan Trust Overland Park, Kansas	12%
A Class
	Delaware Charter Guarantee & Trust Des Moines, Iowa Includes 30.17% registered for the benefit of Principal Finl Grp Omnibqual and 6.99% registered for the benefit of Various Qualified Plans.	37%
	Pershing LLC Jersey City, New Jersey	8%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	8%
	American Enterprise Investment Svc Minneapolis, Minnesota	6%
B Class
	American Enterprise Investment Svc Minneapolis, Minnesota	77%
	Pershing LLC Jersey City, New Jersey	14%
C Class
	MLPF&S Jacksonville, Florida	18%
	Pershing LLC Jersey City, New Jersey	9%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Gold
R Class
	Capital Bank & Trust Co TR Greenwood Village, Colorado Includes 6.18% registered for the benefit of Savings Plan EMPS of Fischer PA.	12%
	John Sarigianis Co Inc TTEE FBO John Sarigianis Co Inc. 401K c/o Fascore LLC Greenwood Village, Colorado	9%
	Beltway TTEE Beltway Employees PSP & Trust 401K c/o Fascore LLC Greenwood Village, Colorado	9%
	Frank Brown & W Allen Carol Jr TTEE Wlikins Miller PC 401K c/o Fascore LLC Greenwood Village, Colorado	6%
	Suffolk Oral Surgery Assoc TTEE FBO Suffolk Oral Surgery Assoc LLP 401K c/o Fascore LLC Greenwood Village, Colorado	5%
	The Integrated Solution Group TTEE The Integrated Solution Group Inc. 4 c/o Fascore LLC Greenwood Village, Colorado	5%
	J Michael Fay DDS PA TTEE J Michael Fay DDS PA 401K c/o Fascore LLC Greenwood Village, Colorado	5%
Income & Growth
Investor Class
	Charles Schwab & Co. Inc. San Francisco, California	10%
	National Financial Services Corp New York, New York	5%
Institutional Class
	Wells Fargo Bank Charlotte, North Carolina	24%
	USAA Federal Savings Bank San Antonio, Texas	15%
	Mercer Trust Co TR FBO Arch Coal Employee Thrift Plan Norwood, Massachusetts	13%
	Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	9%
	JPMorgan Chase Bank Trustee Buckeye Pipe Line Services Company Retirement and Savings Plan Overland Park, Kansas	9%
	JPM Chase Manhattan Bank NA TTEE Lorillard Inc Hourly Paid Employees PSP & Trust Overland Park, Kansas	8%
	Charles Schwab & Co Inc. San Francisco, California	6%
	State Street Bank and Trust Co FBO APS Foundation Phoenix, Arizona	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Income & Growth
A Class
	State Street Corporation FBO ADP Access Boston, Massachusetts	26%
	Nationwide Life Insurance Company Columbus, Ohio Includes 20.31% registered for the benefit of QPVA.	22%
	Nationwide Trust Company FSB Columbus, Ohio	15%
	ING Life Insurance and Annuity Co Windsor, Connecticut	6%
B Class
	LPL Financial San Diego, California	39%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	25%
	American Enterprise Investment Svc Minneapolis, Minnesota	22%
	MLPF&S Jacksonville, Florida	5%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	19%
	MLPF&S Jacksonville, Florida	18%
	Pershing LLC Jersey City, New Jersey	12%
	Raymond James & Assoc Inc. FBO Marie Bailey & Joseph Bailey JT/WROS Meridian, Mississippi Shares owned of record and beneficially.	6%
R Class
	MLPF&S Jacksonville, Florida	48%
	Reliance Trust FBO ASC Signal 401K Atlanta, Georgia.	18%
	Trustee Frontier Trust Co FBO Lifecare Home Svcs of NW PA Retir Trust Fargo, North Dakota	13%
	Capital Bank & Trust Co TTEE FBO Sitecon Corp PSP 401K Greenwood Village, Colorado	12%
International Core Equity
Investor Class
	LPL Financial San Diego, California	52%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Core Equity
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	99%
A Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	41%
	American Enterprise Investment Svc Minneapolis, Minnesota	35%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	9%
B Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	98%
C Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	63%
	American Enterprise Investment Svc Minneapolis, Minnesota	19%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially.	96%
NT Equity Growth
Institutional Class
	American Century Services LLC LIVESTRONG 2025 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	23%
	American Century Service Corp LIVESTRONG 2015 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	17%
	American Century Service Corp LIVESTRONG 2035 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	16%
	American Century Services Corp LIVESTRONG 2045 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC LIVESTRONG 2020 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	10%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
NT Equity Growth
Institutional Class
	American Century Services LLC LIVESTRONG 2030 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	8%
	American Century Services Corp LIVESTRONG Income Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%
	American Century Services LLC LIVESTRONG 2040 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	5%
NT Small Company
Institutional Class
	American Century Services LLC LIVESTRONG 2025 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	22%
	American Century Serv Corp LIVESTRONG 2035 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	21%
	American Century Serv Corp LIVESTRONG 2045 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Serv Corp LIVESTRONG 2015 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC LIVESTRONG 2030 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC LIVESTRONG 2020 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%
	American Century Services LLC LIVESTRONG 2040 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Small Company
Investor Class
	Charles Schwab & Co Inc San Francisco, California	11%
	American Century Serv Corp One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	8%
	American Century Serv Corp One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
Institutional Class
	JPMorgan Chase Bank Trustee Overland Park, Kansas Includes 26.57% registered for the benefit of Simpson Employees Savings Plan and 17.02% registered for the benefit of Simpson Timber Bargaining Unit Savings Plan.	44%
	Fidelity FIIOC TR FBO Certain Employee Benefit Plans c/o Fidelity Investments Covington, Kentucky	35%
	Trustees of American Century P/S & 401K Savings Plan & Trust Overland Park, Kansas	15%
	JPM Chase Manhattan Bank NA TTEE Lorillard Inc Hourly Paid Employees PSP & Trust Overland Park, Kansas	5%
A Class
	Nationwide Trust Company FSB Columbus, Ohio	68%
	Nationwide Life Insurance Company (QPVA) Columbus, Ohio	14%
	American Enterprise Investment Svc Minneapolis, Minnesota	5%
C Class
	American Century Investment Management, Inc Kansas City, Missouri Shares owned of record and beneficially.	43%
	Frontier Trust Company FBO Spectra Group Limited Inc 401K PS Fargo, North Dakota	23%
	American Enterprise Investment Svc. Minneapolis, Minnesota	22%
	Pershing LLC Jersey City, New Jersey	8%
R Class
	Shapiro Lifschitz & Schram TTEES FB Shapiro Lifschitz & Schram 401K PSP Greenwood Village, Colorado	35%
	Trustee Frontier Trust Co FBO Lifecare Home Svcs of NW PA Retir Trust Fargo, North Dakota	24%
	Danco Metal Products Inc TTEE Danco Metal Products Inc RSP & Trus c/o Fascore LLC Greenwood Village, Colorado	13%
	William Creecy TTEE Sales Systems LTD 401K PSP c/o Fascore LLC Greenwood Village, Colorado	10%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Small Company
R Class
	DeValley Nephrology & Hypertension c/o Fascore LLC Greenwood Village, Colorado	9%
Strategic Inflation Opportunities
Investor Class
	Ameritrade Inc FEBO Our Client Omaha, Nebraska	16%
	Fifth Third Bank Cust FBO Firtan & Co Cincinnati, Ohio	12%
	Prudential Investment Mgmt Svc FBO Mutual Fund Clients Newark, New Jersey	10%
	Reliance Trust Co Atlanta, Georgia Includes 7.49% registered for the benefit of Landrum CR.	8%
	LPL Financial San Diego, California	6%
Institutional Class
	National Financial Services LLC New York, New York	61%
	Ameritrade Inc FEBO Our Client Omaha, Nebraska	26%
	Charles Schwab & Co Inc San Francisco, California	12%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	57%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	18%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	20%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	7%
R Class
	American Century Investment Management, Inc Kansas City, Missouri Shares owned of record and beneficially.	86%
	Pershing LLC Jersey City, New Jersey	11%
Utilities
Investor Class
	Charles Schwab & Co Inc San Francisco, California	19%
	National Financial Services Corp New York, New York	8%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of September 30, 2011, the officers and directors of the funds, as a group, owned less than 1% of any class of a fund’s outstanding shares.

Appendix B – Sales Charges and Payments to Dealers

Sales Charges

The sales charges applicable to the A and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses. Prior to October 21, 2011, certain funds also offered B Class shares. However, B Class shares were converted to A Class shares and B Class shares are no longer available for any of the funds.

Shares of the A and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made. Because Core Equity Plus and Disciplined Growth Plus were not in operation as of their fiscal year end, no CDSC fees were paid for these funds.

The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended June 30, 2011, were:

Equity Market Neutral	$2,825

The aggregate CDSCs paid to the distributor for the B Class(1) shares in the fiscal year ended June 30, 2011, were:

Disciplined Growth	$90
Equity Growth	$88
Equity Market Neutral	$14,347
Global Gold	$9,194

1	B Class shares converted to A Class shares on October 21, 2011.

The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended June 30, 2011, were:

Equity Growth	$230
Equity Market Neutral	$1,219
Global Gold	$2,295
Income & Growth	$716
International Core Equity	$25
Strategic Inflation Opportunities	$198

Payments to Dealers

The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the fund at the time of such sales. Payments for A Class shares are as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

B-1

No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.

From time to time, the distributor may make additional concessions to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the funds.

B-2

Appendix C – Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-sponsored retirement plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C and R Class shares.  A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, nor incur a CDSC.  A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and "Top Hat" plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.

R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.

C-1

Waiver of Minimum Initial Investment Amounts — Institutional Class

American Century Investments may permit a financial intermediary to waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;
•	Certain employer-sponsored retirement plans, as approved by American Century Investments; and
•	Certain other situations deemed appropriate by American Century Investments.

C-2

Appendix D – Explanation of Fixed-Income Securities Ratings

As described in the prospectuses, the funds invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses and in this statement of additional information. The following is a summary of the rating categories referenced in the prospectus disclosure.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

Fitch Investors Service, Inc.
B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in these categories have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1, 2, 3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality with ample margins of protection, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is less likely to be well-established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

NOTES

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

Investment Company Act File No. 811-5447
CL-SAI-72369   1110

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

PART C  OTHER INFORMATION

Item 28.  Exhibits

(a)           (1)           Articles of Incorporation of American Century Quantitative Equity Funds, Inc., dated February 26, 2004 (filed electronically as Exhibit a to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on March 1, 2004, File No. 33-19589, and incorporated herein by reference).

(2)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated April 22, 2004 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 35 to the Registration Statement of the Registrant on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

(3)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated May 4, 2004 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

(4)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated August 29, 2005 (filed electronically as Exhibit a4 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

(5)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated March 15, 2006 (filed electronically as Exhibit a5 to Post-Effective Amendment No. 44 to the Registration Statement of the Registrant on April 28, 2006, File No. 33-19589, and incorporated herein by reference).

(6)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated August 25, 2006 (filed electronically as Exhibit a6 to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant on September 8, 2006, File No. 33-19589, and incorporated herein by reference).

(7)           Certificate of Correction of American Century Quantitative Equity Funds, Inc., dated October 19, 2006 (filed electronically as Exhibit a7 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on November 29, 2006, File No. 33-19589, and incorporated herein by reference).

(8)           Certificate of Correction of American Century Quantitative Equity Funds, Inc., dated November 10, 2006 (filed electronically as Exhibit 1(h) to the Registration Statement on Form N-14 of the Registrant on February 27, 2007, File No. 333-140913, and incorporated herein by reference).

(9)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated April 9, 2007 (filed electronically as Exhibit a8 to Post-Effective Amendment No. 47 to the Registration Statement of the Registrant on April 30, 2007, File No. 33-19589, and incorporated herein by reference).

(10)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated August 29, 2007 (filed electronically as Exhibit a9 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(11)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated September 10, 2007 (filed electronically as Exhibit a10 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(12)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a12 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on January 31, 2008, File No. 33-19589, and incorporated herein by reference).

1

(13)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on January 31, 2008, File No. 33-19589, and incorporated herein by reference).

(14)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated June 2, 2008 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 52 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-19589, and incorporated herein by reference).

(15)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated March 26, 2009 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on August 14, 2009, File No. 33-19589, and incorporated herein by reference).

(16)           Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated December 23, 2009 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on January 8, 2010, File No. 33-19589, and incorporated herein by reference).

(17)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated February 16, 2010 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 57 to the Registration Statement of the Registrant on March 31, 2010, File No. 33-19589, and incorporated herein by reference).

(18)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated October 4, 2010 (filed electronically as Exhibit a18 to Post-Effective Amendment No. 58 to the Registration Statement of the Registrant on October 28, 2010, File No. 33-19589, and incorporated herein by reference).

(19)           Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated September 7, 2011, are included herein.

(b)           Amended and Restated Bylaws, dated December 7, 2007 (filed electronically as Exhibit b to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on January 31, 2008, File No. 33-19589, and incorporated herein by reference).

(c)           Registrant hereby incorporates by reference, as though set forth fully herein, the Fifth and Seventh declarations of the Registrant's Articles of Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the Registrant's Bylaws, appearing as Exhibit (b) herein.

(d)           (1)           Restated Management Agreement with American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on August 1, 2011, File No. 33-19589, and incorporated herein by reference).

(2)           Amendment No. 1 to Restated Management Agreement with American Century Investment Management, Inc., effective as of October 31, 2011, is included herein.

(e)           (1)           Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective as of October 31, 2011, is included herein.

(2)           Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of American Century International Bond Funds on April 30, 2007, File No. 33-43321, and incorporated herein by reference).

(f)           Not Applicable.

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(g)           (1)           Master Agreement with Commerce Bank, N.A., dated January 22, 1997 (filed electronically as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(2)           Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(3)           Notice of Additional Portfolios dated October 4, 2011, is included herein.

(4)           Custody Fee Schedule with State Street Bank and Trust Company, dated as of July 29, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(5)           Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of August 1, 2011, is included herein.
(6)           Amendment to Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of October 31, 2011, is included herein.

(h)           Amended and Restated Transfer Agency Agreement between American Century Quantitative Equity Funds, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(i)           Opinion and Consent of Counsel, dated October 28, 2011, is included herein.

(j)           Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated October 24, 2011, is included herein.

(k)           Not Applicable.

(l)           Not Applicable.

(m)           (1)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class), effective as of October 31, 2011, is included herein.

(2)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class), effective as of October 31, 2011, is included herein.

(3)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class), effective as of October 31, 2011, is included herein.

(n)           Amended and Restated Multiple Class Plan, effective as of October 31, 2011, is included herein.

(o)           Reserved.

(p)           (1)           American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 2010, File No. 2-82734, and incorporated herein by reference).

(2)           Independent Directors' Code of Ethics amended February 28, 2000 (filed electronically as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement of American Century Target Maturities Trust on November 30, 2004, File No. 2-94608, and incorporated herein by reference).

3

(q)           (1)           Power of Attorney, dated September 28, 2011 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 31 to the Registration Statement of American Century International Bond Funds on October 28, 2011, File No. 33-43321, and incorporated herein by reference).

(2)           Secretary's Certificate, dated September 28, 2011 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 31 to the Registration Statement of American Century International Bond Funds on October 28, 2011, File No. 33-43321, and incorporated herein by reference).

Item 29.  Persons Controlled by or Under Common Control with Registrant

The persons who serve as the trustees or directors of the Registrant also serve, in substantially identical capacities, the following investment companies:

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

Because the boards of each of the above-named investment companies are identical, these companies may be deemed to be under common control.

Item 30.  Indemnification

The Registrant is a Maryland corporation. Under Maryland General Corporation Law, a corporation is permitted to indemnify its officers, directors, employees and agents to the extent provided in applicable statutes.

Article Ninth of Registrant's Articles of Incorporation requires the indemnification of the Registrant’s directors and officers to the full extent permitted by Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31.  Business and Other Connections of Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

James E. Stowers, Jr. (Director of ACIM). Serves as a member of the board of directors of the Stowers Institute for Medical Research, Stowers Resource Management, Inc. (SRM), BioMed Valley Corporation and BioMed Valley Discoveries, Inc. Each of these entities is part of a biomedical research organization that conducts basic research to find the keys to the causes, treatment and prevention of disease. Mr. Stowers also serves as the co-chair of the SRM board and is a member of SRM’s executive committee. The principal business address for these entities is 1000 E. 50th Street, Kansas City, MO 64110.

4

Kevin Akioka (Vice President of ACIM). Served as Portfolio Manager, Macquarie Funds Group, principal address is 555 South Flower Street, Los Angeles, CA 90071, 2007 to 2010.

Navneet Arora (Senior Vice President of ACIM). Served as Managing Director and Global Head of Model-Based Credit Research for BlackRock, Inc., principal address is 40 East 52nd Street, New York, NY 10022, 2006 to 2011.

Brian Garbe (Vice President of ACIM). Served as Portfolio Manager and Director of Research and Trading, City National Bank, principal address is 400 North Roxbury Drive, Beverly Hills, CA 90210, 1999 to 2010.

Richard A. Weiss (Senior Vice President of ACIM). Served as Chief Investment Officer, City National Bank, principal address is 400 North Roxbury Drive, Beverly Hills, CA 90210, 1999 to 2010.

The principal address for the advisor is 4500 Main Street, Kansas City, MO 64111.

Item 32.  Principal Underwriters

I.           (a)           American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

b)           The following is a list of the directors, executive officers and partners of ACIS as of August 1, 2011:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

David Larrabee	Director, President and Chief Executive Officer	none

Barry C. Mayhew	Director and Senior Vice President	none

Martha G. Miller	Director and Senior Vice President	none

5

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Gary P. Kostuke	Director and Senior Vice President	none

Jami D. Waggoner	Chief Financial Officer, Chief Accounting Officer and Treasurer	none

Peter Cieszko	Senior Vice President	none

Steven J. McClain	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Amy D. Schumaker	Chief Compliance Officer	none

Elizabeth A. Young	Chief Privacy Officer and Senior AML Officer	none

Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Lisa H. Lattan	Assistant Secretary	none

Pedram Afshar	Vice President	none

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

Stacey L. Belford	Vice President	none

Hayden S. Berk	Vice President	none

Andrew M. Billingsley	Vice President	none

James D. Blythe	Vice President	none

James H. Breitenkamp	Vice President	none

6

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Joel Brous	Vice President	none

Bruce W. Caldwell	Vice President	none

Alan D. Chingren	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

Ellen DeNicola	Vice President	none

Christopher J. DeSimone	Vice President	none

David P. Donovan	Vice President	none

G. Patrick Dougherty	Vice President	none

Kenneth J. Dougherty	Vice President	none

Ryan C. Dreier	Vice President	none

Kevin G. Eknaian	Vice President	none

Jill A. Farrell	Vice President	none

David R. Ford	Vice President	none

William D. Ford	Vice President	none

Michael C. Galkoski	Vice President	none

Gregory O. Garvin	Vice President	none

Wendy Costigan Goodyear	Vice President	none

John (Jay) L. Green	Vice President	none

Michael K. Green	Vice President	none

Brandon G. Grier	Vice President	none

Marni B. Harp	Vice President	none

Brett G. Hart	Vice President	none

Stacey L. Hoffman	Vice President	none

B.D. Horton	Vice President	none

Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

7

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Wesley S. Kabance	Vice President	none

David A. Keefer	Vice President	none

Christopher W. Kilroy	Vice President	none

Matthew S. Kives	Vice President	none

William L. Kreiling	Vice President	none

Jack R. Kulpa	Vice President	none

Maria Kutscher	Vice President	none

Edward Lettieri	Vice President	none

Richard T. Luchinsky	Vice President	none

Beth A. Mannino	Vice President	none

Jesse C. Martin	Vice President	none

Thomas C. McCarthy	Vice President	none

James C. McCoun	Vice President	none

Joseph P. McGivney, Jr.	Vice President	none

Peter J. McHugh	Vice President	none

Victor V. Melinauskas	Vice President	none

Michael Mills	Vice President	none

Christopher M. Monachino	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Kathleen L. Nelkin	Vice President	none

Kelly A. Ness	Vice President	none

8

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Jay W. Newnum	Vice President	none

John E. O’Connor	Vice President	none

Patrick J. Palmer	Vice President	none

Margaret H. Pierce	Vice President	none

Christy A. Poe	Vice President	none

Theresa Pope	Vice President	none

Douglas K. Reber	Vice President	none

David E. Rogers	Vice President	none

Gerald M. Rossi	Vice President	none

Brett A. Round	Vice President	none

Michael (Mick) F. Schell	Vice President	none

Tracey L. Shank	Vice President	none

Daniel E. Shepard	Vice President	none

Michael W. Suess	Vice President	none

Michael T. Sullivan	Vice President	none

Kenneth Sussi	Vice President	none

Stephen C. Thune	Vice President	none

Robert Thurling	Vice President	none

Michael N. Turgeon	Vice President	none

Tina Ussery-Franklin	Vice President	none

Margaret E. VanWagoner	Vice President	none

James T. Walden	Vice President	none

Mark Westmoreland	Vice President	none

J. Mitch Wurzer	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

c)           Not applicable.

9

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111, 666 Third Avenue, 23rd Floor, New York, NY 10017 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111; and Commerce Bank, N.A., 1000 Walnut, Kansas City, MO 64105.

Item 34.  Management Services - Not  Applicable

Item 35.  Undertakings - Not  Applicable

10

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 28th day of October, 2011.

American Century Quantitative Equity Funds, Inc.
(Registrant)
By: * ___________________________________ Jonathan S. Thomas President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

* _________________________________ Jonathan S. Thomas	President and Director	October 28, 2011

* _________________________________ Robert J. Leach	Vice President, Treasurer and Chief Financial Officer	October 28, 2011

* _________________________________ Tanya S. Beder	Director	October 28, 2011

* _________________________________ Jeremy I. Bulow	Director	October 28, 2011

* _________________________________ John Freidenrich	Director	October 28, 2011

* _________________________________ Ronald J. Gilson	Chairman of the Board and Director	October 28, 2011

* _________________________________ Frederick L.A. Grauer	Director	October 28, 2011

* _________________________________ Peter F. Pervere	Director	October 28, 2011

* _________________________________ Myron S. Scholes	Director	October 28, 2011

* _________________________________ John B. Shoven	Director	October 28, 2011

*By: /s/ Ryan Blaine ____________________________________ Ryan Blaine Attorney in Fact (pursuant to Power of Attorney dated September 28, 2011)

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF DOCUMENT
NUMBER

EXHIBIT (a) (19)	Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated September 7, 2011.

EXHIBIT (d) (2)	Amendment No. 1 to Restated Management Agreement with American Century Investment Management, Inc., effective as of October 31, 2011.

EXHIBIT (e) (1)	Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective as of October 31, 2011.

EXHIBIT (g) (3)	Notice of Additional Portfolios dated October 4, 2011.

EXHIBIT (g) (5)	Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of August 1, 2011.

EXHIBIT (g) (6)	Amendment to Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of October 31, 2011.

EXHIBIT (i)	Opinion and Consent of Counsel, dated October 28, 2011.

EXHIBIT (j)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated October 24, 2011.

EXHIBIT (m) (1)	Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class), effective as of October 31, 2011.

EXHIBIT (m) (2)	Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class), effective as of October 31, 2011.

EXHIBIT (m) (3)	Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class), effective as of October 31, 2011.

EXHIBIT (n)	Amended and Restated Multiple Class Plan, effective as of October 31, 2011.